Phoenix Investment Partners


                                                       NOVEMBER 30, 1998


       ANNUAL REPORT
                                                           Phoenix
                                                           Tax-Exempt Bond
                                                           Portfolio

                                                           Phoenix
                                                           Mid Cap Portfolio

                                                           Phoenix
                                                           International
                                                           Portfolio

                                                           Phoenix
                                                           Real Estate
                                                           Securities Portfolio

                                                           Phoenix
                                                           Emerging Markets
                                                           Bond Portfolio

                                                           Phoenix
                                                           Strategic Income
                                                           Portfolio

[LOGO]    PHOENIX
          INVESTMENT PARTNERS

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

MESSAGE FROM THE PRESIDENT

DEAR MULTI-PORTFOLIO FUND SHAREHOLDER:
[PHOTO]
PHILIP MCLOUGHLIN

  We are pleased to provide this report for Phoenix Multi-Portfolio Fund for the fiscal year ended November 30, 1998. Many investors may remember the last 12 months for the extreme volatility we witnessed, particularly last summer when markets around the world fell as the economic crises continued in Russia, Japan and emerging markets. During the month of August, the J.P. Morgan Emerging Market Bond Index Plus(1) plummeted nearly (29)%, the MSCI EAFE Index(2) fell
(12)%, the S&P 500 Index(3) declined over (14)%, and the Russell 2000 Index(4) dropped (19%).

  By the end of this reporting period, most market indices had recovered. However, the performance discrepancy between the perceived "high quality, lowest risk" investments was significant. Large-capitalization, high-quality stocks significantly outperformed small-capitalization stocks as investors sought out the most liquid and "safest" investments. While the S&P 500 returned 23.74% for the year ended November 30, 1998, the Russell 2000 Index was down (6.62)%.

  Investors' "flight to quality" was most notable in the bond market. The Lehman Brothers Government Bond Index(5) gained 10.75% for the year compared with a return of 9.45% for the broader based Lehman Brothers Aggregate Bond Index(6) and a negative return of (9.13)% for the J.P. Morgan Emerging Market Bond Index Plus and an essentially flat return of 1.73% for the C.S. First Boston High Yield Index.(7)

  During such market extremes, it is important to maintain a long-term perspective. We believe that by remaining true to our investment discipline, we will continue to add value to our shareholders over time. Of course, past performance is not a guarantee of future results.

  On the following pages, your Funds' portfolio managers provide a review of the last year and share their outlook for 1999. We hope you find their comments informative. If you have any questions, please contact your financial advisor or call us at 1-800-243-1574.

Sincerely,

/s/ Philip R. McLoughlin
Philip R. McLoughlin

(1) THE J.P. MORGAN EMERGING MARKET BOND INDEX PLUS IS AN UNMANAGED, COMMONLY USED MEASURE OF EMERGING-MARKET DEBT TOTAL RETURN PERFORMANCE. THE INDEX TRACKS TOTAL RETURN FOR TRADED EXTERNAL DEBT INSTRUMENTS IN EMERGING MARKETS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF FOREIGN STOCK TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(3) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(4) THE RUSSELL 2000 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF SMALL COMPANY STOCKS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(5) THE LEHMAN BROTHERS GOVERNMENT BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF GOVERNMENT BONDS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(6) THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF BROAD BOND MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(7) THE C.S. FIRST BOSTON HIGH YIELD INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE FOR HIGH-YIELD BONDS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT AND IS CALCULATED MONTHLY RATHER THAN DAILY.

TABLE OF CONTENTS

Phoenix Tax-Exempt Bond Portfolio.........................................     3
Phoenix Mid Cap Portfolio.................................................    12
Phoenix International Portfolio...........................................    19
Phoenix Real Estate Securities Portfolio..................................    32
Phoenix Emerging Markets Bond Portfolio...................................    40
Phoenix Strategic Income Portfolio........................................    49
Notes to Financial Statements.............................................    58

PHOENIX TAX-EXEMPT BOND PORTFOLIO

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, TIMOTHY M. HEANEY, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking to maximize tax-exempt yield and after-tax total return. Investors should note that income from the Fund might be subject to state and local taxes and the alternative minimum tax, if applicable.

Q: HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A: For the 12-month reporting period ended November 30, 1998, Class A shares returned 5.75% and Class B shares returned 4.97% compared with a return of 7.76% for the Lehman Brothers Municipal Bond Index(1). The average return for a peer universe of 240 general municipal funds was 6.82%, according to Lipper Inc. All performance figures assume the reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: Since our last report as of May 31, 1998, long U.S. Treasury rates declined by 70 basis points as global nervousness continued over Asia and Russia, liquidity became a global problem and the U.S. inflation environment remained uncertain. During this time, the U.S. Treasury market outperformed the municipal market due primarily to supply and demand factors. As interest rates declined, municipal issuers flooded the market to take advantage of the favorable conditions. However, investors continued to favor the "safer" Treasury issues.

Q: HOW IS THE FUND CURRENTLY POSITIONED?

A: We continue to emphasize higher quality issues as the yield premium between high-quality and lower-quality municipal bonds is near historically narrow levels across the municipal bond yield curve. Continued good news on the inflation front and a slowdown in new municipal bond issues should benefit the market.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A: As we move forward in 1999, factors that could drive the relative value of municipal bonds over the next six months include: the global economic outlook and its impact on the U.S. economy and its investment markets, legislative developments that could change the current tax laws relating to municipal bonds, and lastly, the amount of new municipal supply that the market will experience, especially in light of the large amount of new issue supply that the market had to digest in 1998. Finally, should the U.S. stock market continue to experience the same pace of appreciation that it has enjoyed subsequent to its large sell-off during the third quarter of 1998, it could divert money away from the tax-exempt sector, thus putting some additional pressure on municipals. Despite these potential risks, we believe the municipal market represents excellent relative value at current levels. If we continue to get good news on the U.S. economic picture and start to see a slowdown in municipal issuance, we believe the municipal market should fare well in 1999.

                                                               DECEMBER 15, 1998

(1) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF LONG-TERM, INVESTMENT-GRADE TAX-EXEMPT MUNICIPAL BOND TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT AND DOES NOT REFLECT INVESTMENT MANAGEMENT OR OTHER MUTUAL FUND-RELATED FEES.

Phoenix Tax-Exempt Bond Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS(1)                         PERIODS ENDING 11/30/98

                                                                                      INCEPTION    INCEPTION
                                                 1 YEAR        5 YEAR    10 YEAR     TO 11/30/98     DATE
Class A Shares at NAV(2)                          5.75%         5.33%      7.89%         --           --
Class A Shares at POP(3)                          0.70          4.30       7.36          --           --

Class B Shares at NAV(2)                          4.97            --         --         5.28%       3/16/94
Class B Shares with CDSC(4)                       1.14            --         --         4.93        3/16/94

Lehman Muni Bond Index(7)                         7.76          6.62       8.30         6.83(5)     2/28/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

(5) Index performance is 6.83% for Class B (since 2/28/94).

(6) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.

(7) The Lehman Muni Bond Index is an unmanaged, commonly used measure of long-term, investment-grade, tax-exempt municipal bond total return performance. The Lehman Brothers Municipal Bond Index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                         PERIODS ENDING 11/30

              Phoenix Tax-Exempt Bond         Lehman Muni
                 Fund Class A(6)             Bond Index(7)

11/01/88            $9,522.92                 $10,000.00
11/30/89           $10,678.26                 $11,100.64
11/30/90           $10,371.40                 $11,954.95
11/30/91           $12,431.78                 $13,182.54
11/30/92           $13,913.44                 $14,505.06
11/30/93           $15,692.99                 $16,111.91
11/30/94           $14,508.03                 $15,265.31
11/30/95           $17,390.92                 $18,150.90
11/30/96           $18,139.29                 $19,219.36
11/30/97           $19,235.69                 $20,598.00
11/30/98           $20,342.47                 $22,196.93

This growth of $10,000 chart assumes an initial investment of $10,000 made on 11/1/88 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

STATE WEIGHTINGS                   11/30/98
As a percentage of net assets

Pennsylvania                          13%
Texas                                  9%
New York                               7%
California                             7%
Illinois                               6%
Virginia                               6%
Georgia                                6%
Other                                 46%

Phoenix Tax-Exempt Bond Portfolio

 TEN LARGEST STATES AT NOVEMBER 30, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Pennsylvania                                                  13.3%
    2.  Texas                                                          9.0%
    3.  New York                                                       7.3%
    4.  California                                                     6.8%
    5.  Illinois                                                       5.7%
    6.  Virginia                                                       5.6%
    7.  Georgia                                                        5.6%
    8.  Connecticut                                                    4.5%
    9.  Colorado                                                       3.9%
   10.  Indiana                                                        3.0%

                        INVESTMENTS AT NOVEMBER 30, 1998

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------
MUNICIPAL TAX-EXEMPT BONDS--97.9%

ALABAMA--3.0%
Alabama Special Care Facility 5%,
11/1/25.................................      AA+        $ 3,500   $   3,421,250

ALASKA--1.1%
Valdez Marine Terminal Revenue 7%,
12/1/25(d)..............................       AA          1,125       1,229,062
ARIZONA--0.9%
Pima County Pre-refunded 6.75%, 7/1/15
(FGIC Insured)..........................      AAA            460         499,100

Pima County Unrefunded 6.75%, 7/1/15
(FGIC Insured)..........................      AAA            540         583,200
                                                                   -------------
                                                                       1,082,300
                                                                   -------------

ARKANSAS--1.3%
Drew County Public Facilities Board
Series A-2 7.90%, 8/1/11 (FNMA
Collateralized).........................     Aaa(c)          255         275,827

Jacksonville Residential Housing Board
Series A-2 7.90%, 1/1/11 (FNMA
Collateralized).........................     Aaa(c)          443         476,505
Lonoke County Residential Housing
Facilities Board Series A-2 7.90%,
4/1/11 (FNMA Collateralized)............     Aaa(c)          447         493,512

Stuggart Public Facilities Board Series
A-2 7.90%, 9/1/11 (FNMA
Collateralized).........................     Aaa(c)          208         223,300
                                                                   -------------
                                                                       1,469,144
                                                                   -------------

CALIFORNIA--6.8%
California Housing Financing Agency
Series A 7.75%, 8/1/17..................      AA-            225         232,335

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------
CALIFORNIA--CONTINUED

Pittsburg Redevelopment Series A 4.625%,
8/1/21 (AMBAC Insured)..................      AAA        $ 1,650   $   1,565,437

Riverside County Series B 8.625%, 5/1/16
(GNMA Collateralized)...................      AAA          4,300       5,923,250
                                                                   -------------
                                                                       7,721,022
                                                                   -------------
COLORADO--3.9%
Arapahoe County Capital Improvement
Series E Pre-refunded 6.90%, 8/31/15....     Aaa(c)        2,500       2,990,625

Jefferson County School District G.O.
Bond 6.50%, 12/15/07 (MBIA Insured).....      AAA          1,250       1,475,000
                                                                   -------------
                                                                       4,465,625
                                                                   -------------
CONNECTICUT--4.5%
Connecticut State Health and Educational
Facilities Authority Series B 5.125%,
7/1/07..................................      BBB          1,000       1,045,000

Mashantucket Western Pequot Tribe
Special Development Revenue Bond Series
A Pre-refunded 144A 6.50%, 9/1/05(f)....      AAA            845         963,300

Mashantucket Western Pequot Tribe
Special Development Revenue Bond Series
A Pre-refunded 144A 6.50%, 9/1/06(f)....      AAA            495         571,106

Mashantucket Western Pequot Tribe
Special Development Revenue Bond Series
A Unrefunded 144A 6.50%, 9/1/05(f)......      BBB-           855         964,012

Mashantucket Western Pequot Tribe
Special Development Revenue Bond Series
A Unrefunded 144A 6.50%, 9/1/06(f)......      BBB-           505         576,331

                       See Notes to Financial Statements                       5

Phoenix Tax-Exempt Bond Portfolio

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------
CONNECTICUT--CONTINUED
Mashantucket Western Pequot Tribe
Special Development Revenue Bond Series
B 144A 5.60%, 9/1/09(f).................     Baa(c)      $ 1,000   $   1,061,250
                                                                   -------------
                                                                       5,180,999
                                                                   -------------
FLORIDA--1.5%
Martin County Industrial Development
Revenue Bond Indiantown Cogeneration
Series A 7.875%, 12/15/25...............      BBB-         1,500       1,725,000

GEORGIA--5.6%
Atlanta Water and Sewer Revenue Bond
4.50%, 1/1/18 (FGIC Insured)............      AAA          2,250       2,120,625
Cartersville Development Authority
Revenue Bond 5.625%, 5/1/09.............       A+          2,000       2,167,500

Georgia Municipal Electric Authority
Power Revenue Bond Series Z 5.50%,
1/1/20 (FGIC Insured)...................      AAA          2,000       2,147,500
                                                                   -------------
                                                                       6,435,625
                                                                   -------------

ILLINOIS--5.7%
Chicago Board of Education Series A 6%,
1/1/20 (MBIA Insured)...................      AAA            500         568,750

Chicago Gas Supply Revenue Bond Series B
7.50%, 3/1/15...........................      AA-          1,000       1,056,250

Chicago O'Hare International Airport
Special Facility Revenue Bond 8.85%,
5/1/18..................................      BB+            855         943,706

Illinois Development Finance Authority
Pollution Control Revenue Bond Series B
7.60%, 9/1/13...........................       A+          2,000       2,117,500

Illinois Health Facilities Authority
Revenue Bond Series C 7%, 4/1/08 (FSA
Insured)................................      AAA          1,100       1,318,625

Illinois Housing Development Authority
Residential Mortgage Revenue Bond Series
A 7%, 8/1/17............................       A+            475         483,313
Metropolitan Pier & Exposition Authority
Revenue Bond Unrefunded 6.50%, 6/15/07
(FGIC Insured)..........................      AA-             30          33,450
                                                                   -------------
                                                                       6,521,594
                                                                   -------------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------

INDIANA--3.0%
Indianapolis Public Local Improvement
Revenue Bond Series A 0%, 2/1/05........     Aa(c)       $ 1,765   $   1,367,875

Indianapolis Public Local Improvement
Revenue Bond Series C 0%, 1/1/03........      A(c)         2,500       2,118,750
                                                                   -------------
                                                                       3,486,625
                                                                   -------------

KENTUCKY--2.7%
Kentucky State Turnpike Authority
Economic Development Revenue Bond 0%,
1/1/10 (FGIC Insured)...................      AAA          3,300       2,013,000

Perry County Solid Waste Disposal
Revenue Bond 7%, 6/1/24.................       NR          1,000       1,085,000
                                                                   -------------
                                                                       3,098,000
                                                                   -------------

LOUISIANA--2.9%
St. Mary Public Transportation Financing
Authority Revenue Bond Series A 7.625%,
3/25/12.................................     Aaa(c)           51          54,445

St. Tammany Public Transportation
Financing Authority Revenue Bond Series
A 7%, 6/1/02 (FNMA Collateralized)......     Aaa(c)           88          91,556

St. Tammany Sales Tax Revenue Bond
4.70%, 4/1/09 (FGIC Insured)............      AAA          2,000       2,052,500

St. Tammany Sales Tax Revenue Bond
4.80%, 4/1/10 (FGIC Insured)............      AAA          1,105       1,136,769
                                                                   -------------
                                                                       3,335,270
                                                                   -------------

MARYLAND--0.5%
Baltimore G.O. Bond 7%, 10/15/09 (MBIA
Insured)................................      AAA            500         618,125

MASSACHUSETTS--1.8%
Massachusetts Bay Transportation
Authority Revenue Bond Series B 6.20%,
3/1/16..................................      AA-          1,000       1,171,250

Massachusetts State Industrial Financing
Agency Revenue Bond 0%, 8/1/05..........       A+          1,100         831,875
                                                                   -------------
                                                                       2,003,125
                                                                   -------------

6                      See Notes to Financial Statements

Phoenix Tax-Exempt Bond Portfolio

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------
MICHIGAN--3.0%
Western Townships Utilities Authority
Sewage Disposal System G.O. Bond 8.20%,
1/1/18..................................      BBB+       $ 1,500   $   1,535,250

Williamston Community School G.O. Bond
5.50%, 5/1/25 (MBIA Insured)............      AAA          1,725       1,878,094
                                                                   -------------
                                                                       3,413,344
                                                                   -------------

MISSISSIPPI--1.5%
Lowndes County Solid Waste Disposal &
Pollution Control Revenue Bond Series A
6.80%, 4/1/22...........................       A           1,450       1,772,625

NEBRASKA--1.2%
Nebraska Revenue Bond Jr Sub Lien Series
A-6 6.70%, 12/1/02 (Called 12/1/98).....     Aaa(c)        1,345       1,345,000

NEVADA--1.5%
Clark County School District G.O. Bond
Series B 0%, 6/1/03 (MBIA Insured)......      AAA          2,000       1,680,000
NEW JERSEY--2.4%
Atlantic City Improvement Authority
Lease Pre-refunded 8.875%, 2/1/10.......       NR          1,000       1,009,280

Camden County Municipal Utilities
Authority Sewer Revenue Bond 0%, 9/1/11
(FGIC Insured)..........................      AAA          3,000       1,687,500
                                                                   -------------
                                                                       2,696,780
                                                                   -------------

NEW YORK--7.3%
Erie County Water Authority Revenue Bond
0%, 12/1/17 (AMBAC Insured).............      AAA            550         140,894

New York State Dormitory Authority
Revenue Bond Series U Pre-refunded
6.375%, 7/1/08..........................      BBB+           575         636,094

Niagara Falls Bridge Commission Toll
Revenue Bond Series B 5.25%, 10/1/15
(FGIC Insured)(e).......................      AAA          4,000       4,250,000

Port Authority New York & New Jersey
Special Obligation Revenue Bond 6.75%,
10/1/11.................................       NR          3,000       3,363,750
                                                                   -------------
                                                                       8,390,738
                                                                   -------------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------

NORTH CAROLINA--1.4%
North Carolina Municipal Power Agency
Revenue Bond 6%, 1/1/09 (AMBAC
Insured)................................      AAA        $ 1,385   $   1,561,588

PENNSYLVANIA--13.3%
Delaware Valley Regional Finance
Authority Revenue Bond Series B 5.70%,
7/1/27 (AMBAC Insured)..................      AAA          2,000       2,225,000

New Castle Area Hospital Authority
Revenue Bond Series A 6.50%,
11/15/09(b).............................      A(c)         1,000       1,060,000

Pennsylvania Economic Development
Financing Authority Recycling Revenue
Bond Series A 9.25%, 1/1/22(b)(g).......       NR          3,995       2,277,150

Pennsylvania Economic Development
Financing Authority Resource Recovery
Revenue Bond Series A 6.40%, 1/1/09.....      BBB-         5,000       5,287,500

Pennsylvania State Finance Authority
Revenue Bond 6.60%, 11/1/09.............       A           4,000       4,390,000
                                                                   -------------
                                                                      15,239,650
                                                                   -------------

TENNESSEE--1.5%
Metropolitan Government Nashville &
Davidson County Health & Educational
Facilities Board Revenue Bond 6%,
12/1/16 (AMBAC Insured).................      AAA          1,500       1,700,625

TEXAS--9.0%
Alliance Airport Authority Special
Facilities Revenue Bond 7%, 12/1/11.....      BBB-         1,100       1,299,375

Austin Convention Center Revenue Bond
Series B 8.25%, 11/15/14................      AAA            930         992,533

Brazos River Authority Revenue Bond
Series A 7.625%, 5/1/19.................       A-          1,000       1,040,290

Colorado River Municipal Water Revenue
Bond Pre-refunded 8.25%, 1/1/15.........       NR            540         589,275

Hurst Euless Bedford Independant School
District G.O. Bond 4.75%, 8/15/28.......      AAA          2,000       1,912,500

San Antonio Electric & Gas Revenue Bond
5%, 2/1/12(e)...........................       AA          2,000       2,060,000

                       See Notes to Financial Statements                       7

Phoenix Tax-Exempt Bond Portfolio

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------
TEXAS--CONTINUED
Texas State Public Finance Authority
Building Revenue Bond 6.25%, 8/1/09
(MBIA Insured)..........................      AAA        $ 1,250   $   1,439,063

Texas Water Resource Finance Authority
Revenue Bond 7.625%, 8/15/08............       A             890         912,099
                                                                   -------------
                                                                      10,245,135
                                                                   -------------

VIRGINIA--5.6%
Pittsylvania County Industrial
Development Authority Revenue Bond
Series A 7.30%, 1/1/04..................       NR          1,000       1,071,250

Pittsylvania County Industrial
Development Revenue Bond Series A 7.45%,
1/1/09..................................       NR          3,000       3,296,250

Upper Occoquan Sewer Authority Regional
Sewer Revenue Bond Series A 5.15%,
7/1/20 (MBIA Insured)...................      AAA          2,000       2,072,500
                                                                   -------------
                                                                       6,440,000
                                                                   -------------

WEST VIRGINIA--2.8%
Upshur County Solid Waste Disposal
Revenue Bond 7%, 7/15/25................       NR          2,000       2,182,500
West Virginia State Housing Development
Fund Revenue Bond 6.625%, 7/1/20 (FHA
Insured)................................       AA          1,000       1,000,290
                                                                   -------------
                                                                       3,182,790
                                                                   -------------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------

WISCONSIN--0.8%
Wisconsin State Clean Water Revenue Bond
Series 1 6.875%, 6/1/11.................      AA+        $   750   $     916,875

OTHER TERRITORIES--1.4%
Puerto Rico Commonwealth Highway &
Transportation Authority Revenue Bond
Series V 6.625%, 7/1/12.................       A           1,500       1,642,500
--------------------------------------------------------------------------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
(IDENTIFIED COST $103,837,658)                                       112,020,416
--------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.9%
(IDENTIFIED COST $103,837,658)                                       112,020,416
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--1.1%

COMMERCIAL PAPER--1.1%
Ford Motor Credit Co. 4.84%, 12/4/98....      A-1          1,250       1,249,496
--------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,249,496)                                           1,249,496
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--99.0%
(IDENTIFIED COST $105,087,154)                                        113,269,912(a)
Cash and receivables, less liabilities--1.0%                            1,101,677
                                                                   --------------
NET ASSETS--100.0%                                                 $  114,371,589
                                                                   --------------
                                                                   --------------

(a) Federal Income Tax Information: Net appreciation of investment securities is comprised of gross appreciation of $10,143,099 and gross depreciation of $1,894,092 for federal income tax purposes. At November 30, 1998, the aggregate cost of securities for federal income tax purpose was $105,020,905.
(b)  Non-income producing.
(c)  As rated by Moody's, Fitch or Duff & Phelps.
(d)  Variable security; interest rate reflects the rate currently in effect.
(e)  All or a portion segregated as collateral.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1998, these securities amounted to a value of $4,135,999 or 3.6% of net assets.
(g)  Security in default.

At November 30, 1998, 37.3% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows:
FGIC, 14.6%

8                      See Notes to Financial Statements

Phoenix Tax-Exempt Bond Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $105,087,154)                                   $  113,269,912
Cash                                                                       90,283
Receivables
  Fund shares sold                                                          1,921
  Interest                                                              1,877,543
                                                                   --------------
    Total assets                                                      115,239,659
                                                                   --------------
LIABILITIES
Payables
  Variation margin for futures contracts                                   10,000
  Dividend distributions                                                  114,135
  Fund shares repurchased                                                 572,959
  Investment advisory fee                                                  42,388
  Distribution fee                                                         28,161
  Financial agent fee                                                      11,140
  Transfer agent fee                                                        7,061
  Trustees' fee                                                             5,514
Accrued expenses                                                           76,712
                                                                   --------------
    Total liabilities                                                     868,070
                                                                   --------------
NET ASSETS                                                         $  114,371,589
                                                                   --------------
                                                                   --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $  106,684,614
Distributions in excess of net investment income                         (114,135)
Accumulated net realized loss                                            (352,089)
Net unrealized appreciation                                             8,153,199
                                                                   --------------
NET ASSETS                                                         $  114,371,589
                                                                   --------------
                                                                   --------------

CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $107,370,966)                     9,581,538
Net asset value per share                                                  $11.21
Offering price per share $11.21/(1-4.75%)                                  $11.77

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $7,000,623)                         622,243
Net asset value and offering price per share                               $11.25

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
Interest                                                           $    6,943,511
                                                                   --------------
    Total investment income                                             6,943,511
                                                                   --------------

EXPENSES
Investment advisory fee                                                   544,278
Distribution fee, Class A                                                 286,241
Distribution fee, Class B                                                  64,542
Financial agent fee                                                       102,535
Transfer agent                                                             84,634
Professional                                                               45,738
Registration                                                               29,072
Trustees                                                                   21,706
Printing                                                                   18,949
Custodian                                                                  14,688
Miscellaneous                                                               5,739
                                                                   --------------
    Total expenses                                                      1,218,122
                                                                   --------------
NET INVESTMENT INCOME                                                   5,725,389
                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                           (18,863)
Net realized loss on futures contracts                                   (390,703)
Net change in unrealized appreciation on investments                    1,555,273
                                                                   --------------
NET REALIZED GAIN ON INVESTMENTS                                        1,145,707
                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $    6,871,096
                                                                   --------------
                                                                   --------------

                       See Notes to Financial Statements                       9

Phoenix Tax-Exempt Bond Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended       Year Ended
                                                     November 30,     November 30,
                                                         1998             1997
                                                    --------------   --------------
FROM OPERATIONS
  Net investment income                             $   5,725,389    $   7,025,130
  Net realized gain (loss)                               (409,566)         175,101
  Net change in unrealized appreciation                 1,555,273          420,432
                                                    --------------   --------------
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                          6,871,096        7,620,663
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                       (5,342,324)      (6,755,466)
  Net investment income, Class B                         (259,422)        (233,919)
  Net realized gains, Class A                             (96,887)      (1,898,761)
  Net realized gains, Class B                              (4,637)         (65,944)
  In excess of net investment income, Class A            (566,555)          (5,836)
  In excess of net investment income, Class B             (27,512)            (202)
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                       (6,297,337)      (8,960,128)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (3,799,813 and
    5,119,900 shares, respectively)                    42,705,753       56,427,974
  Net asset value of shares issued from
    reinvestment of distributions
    (286,921 and 458,029 shares, respectively)          3,230,781        5,044,059
  Cost of shares repurchased (5,491,445 and
    6,702,201 shares, respectively)                   (61,903,573)     (73,960,582)
                                                    --------------   --------------
Total                                                 (15,967,039)     (12,488,549)
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (259,511 and
    200,165 shares, respectively)                       2,940,057        2,212,684
  Net asset value of shares issued from
    reinvestment of distributions
    (12,310 and 15,780 shares, respectively)              139,134          174,441
  Cost of shares repurchased (166,434 and 119,828
    shares, respectively)                              (1,874,018)      (1,319,055)
                                                    --------------   --------------
Total                                                   1,205,173        1,068,070
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS      (14,761,866)     (11,420,479)
                                                    --------------   --------------
  NET DECREASE IN NET ASSETS                          (14,188,107)     (12,759,944)
                                                    --------------   --------------
NET ASSETS
  Beginning of period                                 128,559,696      141,319,640
                                                    --------------   --------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS
    OF NET INVESTMENT INCOME OF ($114,135) AND
    ($123,643), RESPECTIVELY)                       $ 114,371,589    $ 128,559,696
                                                    --------------   --------------
                                                    --------------   --------------

10                     See Notes to Financial Statements

Phoenix Tax-Exempt Bond Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS A
                                       ------------------------------------------------------------------
                                                             YEAR ENDED NOVEMBER 30
                                       ------------------------------------------------------------------
                                             1998          1997          1996          1995          1994
Net asset value, beginning of period   $    11.17    $    11.28    $    11.40    $    10.09    $    11.58
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.57          0.59          0.60          0.61          0.65
  Net realized and unrealized gain
    (loss)                                   0.20          0.05         (0.12)         1.34         (1.49)
                                       ----------         -----         -----         -----         -----
      TOTAL FROM INVESTMENT
        OPERATIONS                           0.77          0.64          0.48          1.95         (0.84)
                                       ----------         -----         -----         -----         -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.53)        (0.59)        (0.60)        (0.61)        (0.65)
  Dividends in excess of net
    investment income                       (0.11)           --            --            --            --
  Dividends from net realized gains         (0.09)        (0.16)           --         (0.03)           --
                                       ----------         -----         -----         -----         -----
      TOTAL DISTRIBUTIONS                   (0.73)        (0.75)        (0.60)        (0.64)        (0.65)
                                       ----------         -----         -----         -----         -----
Change in net asset value                    0.04         (0.11)        (0.12)         1.31         (1.49)
                                       ----------         -----         -----         -----         -----
NET ASSET VALUE, END OF PERIOD         $    11.21    $    11.17    $    11.28    $    11.40    $    10.09
                                       ----------         -----         -----         -----         -----
                                       ----------         -----         -----         -----         -----
Total return(1)                              5.75%         6.04%         4.30%        19.87%        (7.55)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (thousands)                          $107,371      $122,763      $136,558      $147,821      $141,623
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         0.97%         0.96%         0.94%         0.97%         0.96%
  Net investment income                      4.77%         5.36%         5.42%         5.65%         5.65%
Portfolio turnover                             14%           15%           27%           25%           54%

                                                                     CLASS B
                                       --------------------------------------------------------------------
                                                                                                   FROM
                                                      YEAR ENDED NOVEMBER 30                    INCEPTION
                                       ----------------------------------------------------     3/16/94 TO
                                             1998          1997          1996          1995      11/30/94
Net asset value, beginning of period   $    11.22    $    11.32    $    11.44    $    10.12    $      11.21
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.48          0.50          0.52          0.53            0.39
  Net realized and unrealized gain
    (loss)                                   0.19          0.06         (0.12)         1.35           (1.09)
                                            -----         -----         -----         -----           -----
      TOTAL FROM INVESTMENT
        OPERATIONS                           0.67          0.56          0.40          1.88           (0.70)
                                            -----         -----         -----         -----           -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.45)        (0.50)        (0.52)        (0.53)          (0.39)
  Dividends in excess of net
    investment income                       (0.10)           --            --            --              --
  Dividends from net realized gains         (0.09)        (0.16)           --         (0.03)             --
                                            -----         -----         -----         -----           -----
      TOTAL DISTRIBUTIONS                   (0.64)        (0.66)        (0.52)        (0.56)          (0.39)
                                            -----         -----         -----         -----           -----
Change in net asset value                    0.03         (0.10)        (0.12)         1.32           (1.09)
                                            -----         -----         -----         -----           -----
NET ASSET VALUE, END OF PERIOD         $    11.25    $    11.22    $    11.32    $    11.44    $      10.12
                                            -----         -----         -----         -----           -----
                                            -----         -----         -----         -----           -----
Total return(1)                              4.97%         5.13%         3.60%        19.07%          (6.42)%(3)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (thousands)                            $7,001        $5,797        $4,762        $3,142          $1,147
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.69%         1.71%         1.69%         1.72%           1.54%(2)
  Net investment income                      3.98%         4.60%         4.68%         4.90%           5.07%(2)
Portfolio turnover                             14%           15%           27%           25%             54%(3)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2)  Annualized.
(3)  Not annualized.

                       See Notes to Financial Statements                      11

PHOENIX MID CAP PORTFOLIO

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, GAIL SENECA, PH.D. AND RICHARD LITTLE, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix Mid Cap Portfolio is appropriate for investors seeking long-term capital appreciation by investing primarily in stocks of dynamic, rapidly growing companies and focusing on strong relative earnings growth. The Fund may invest in companies of all sizes, and investors should note that small company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW HAS THE FUND PERFORMED DURING THIS DIFFICULT MARKET ENVIRONMENT?

A: For the 12-month reporting period, the Phoenix Mid Cap Portfolio Class A shares returned 6.64% and Class B shares returned 5.80% compared with a return of 10.40% for the S&P MidCap Index(1) and (7.12)% for the Russell 2000 Growth Index(2). All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: HOW WAS THE FUND AFFECTED BY EVENTS AROUND THE WORLD?

A: The growing economic crises in Russia, Japan and emerging markets led to devastating results across all major U.S. stock market indices. Investors flocked to the most highly liquid and "lowest risk" investments available. U.S. Treasuries were the only true beneficiaries of this trend. The largest U.S. stocks widely outperformed smaller capitalization companies. Year-to-date through November 30, the S&P 500 Index is up 21.68%(3), while the return for the Russell 2000 Index(4), a measure of small companies' performance, is negative (8.23)%.

    Our investment strategy produced strong relative results. Year-to-date through November 30, Class A shares were up 5.04% based on net asset value versus a return of only 1.95% for the average mid-cap fund in a peer universe of 326 funds, according to Lipper Inc., while the average small cap fund is down (7.47)% for the year, according to Lipper Inc., based on a universe of 638 small-stock funds.

Q: HOW DID SOME OF THE STOCKS PERFORM?

A: Despite the market carnage, some of our stock holdings advanced for the quarter: Dell Computer (microcomputers), EMC Corp. (memory devices), Intel Corp. (semiconductor company), and Sun America (insurance) to name a few. Stocks in our portfolio continue to produce significantly above-market earnings growth rates.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET?

A: Unless the fear of global depression is realized, we believe U.S. corporations should continue to exhibit profit growth in the coming year. This, and a low inflation, low interest rate environment, should bode well for the stock market in 1999.
    Market volatility and panic liquidation is now so intense that investors can find no place in the market that has been unaffected by recent events. When the storm clouds dissipate, as we believe they will, diversified portfolios of high-quality stocks, such as ours, should be well-positioned.

                                                               DECEMBER 10, 1998

(1) THE S&P MIDCAP INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF MID-CAPITALIZATION COMPANIES. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(2) THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE FOR SMALL-CAPITALIZATION COMPANIES WITH ABOVE-AVERAGE GROWTH ORIENTATION. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(3) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(4) THE RUSSELL 2000 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE FOR SMALL-CAPITALIZATION COMPANIES. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix Mid Cap Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 11/30/98

                                                                     INCEPTION       INCEPTION
                                         1 YEAR        5 YEAR        TO 11/30/98        DATE
Class A Shares at NAV(2)                  6.64%        11.08%           15.29%         11/1/89
Class A Shares at POP(3)                  1.58         10.00            14.69          11/1/89
Class B Shares at NAV(2)                  5.80            --            12.14          7/18/94
Class B Shares with CDSC(4)               2.13            --            11.85          7/18/94
S&P MidCap Index(6)                      10.40         17.23           Note 5           Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

(5) Index performance is 16.70 for Class A (since 11/1/89) and 19.16 for Class B (since 7/18/94).

(6) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.

(7) The S&P MidCap Index is an unmanaged, commonly used measure of total return performance of mid-capitalization companies. The Index is not available for direct investment.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                          PERIODS ENDING 11/30

                      Phoenix Mid Cap                S&P MidCap
                         Class A                      Index(7)
11/01/89                $9,523.81                    $10,000.00
11/30/89                $9,800.00                    $10,220.57
11/30/90               $11,491.40                     $9,493.24
11/30/91               $16,177.93                    $13,482.21
11/30/92               $18,837.70                    $16,324.07
11/30/93               $20,521.90                    $18,373.36
11/30/94               $20,733.07                    $18,368.64
11/30/95               $26,511.59                    $24,334.80
11/30/96               $30,095.15                    $28,903.47
11/30/97               $32,540.12                    $36,842.11
11/30/98               $34,701.62                    $40,672.25

This growth of $10,000 chart assumes an initial investment of $10,000 made on 11/1/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                            11/30/98
As a percentage of net assets

Computers (Software & Services)                 16%
Electronics (Semiconductors)                     8%
Banks (Major Regional)                           8%
Health Care (Drugs-Major Pharmaceuticals)        8%
Computers (Networking)                           5%
Retail (Discounters)                             5%
Other                                           50%

Phoenix Mid Cap Portfolio

TEN LARGEST HOLDINGS AT NOVEMBER 30, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Outdoor Systems, Inc.                                          3.6%
        OPERATES MALL AND TRANSIT ADVERTISING DISPLAYS
    2.  Xilinx, Inc.                                                   3.5%
        DESIGNS AND SELLS PROGRAMMABLE LOGIC DEVICES
    3.  Ascend Communications, Inc.                                    3.5%
        DEVELOPS AND MARKETS WIDE-AREA NETWORKING SOLUTIONS
    4.  Compuware Corp.                                                3.0%
        SELLS AND SUPPORTS AN INTEGRATED LINE OF SOFTWARE PRODUCTS
    5.  America Online, Inc.                                           3.0%
        PROVIDES ONLINE SERVICES TO CONSUMERS
    6.  Comerica, Inc.                                                 2.9%
        GENERAL COMMERCIAL BANKING
    7.  Mylan Laboratories, Inc.                                       2.8%
        DISTRIBUTES GENERIC AND PROPRIETARY PHARMACEUTICAL PRODUCTS
    8.  Gemstar International Group, Ltd.                              2.7%
        DEVELOPS SYSTEMS RELATED TO TELEVISION PROGRAMMING
    9.  Northern Trust Corp.                                           2.7%
        PROVIDES BANKING AND TRUST SERVICES
   10.  Maytag Corp.                                                   2.6%
        MAKES, DISTRIBUTES AND SERVICES CONSUMER APPLIANCES

                        INVESTMENTS AT NOVEMBER 30, 1998

                                                      SHARES        VALUE
                                                     --------   -------------
COMMON STOCKS--95.0%
BANKS (MAJOR REGIONAL)--7.6%
AmSouth Bancorporation..................              142,240   $   6,009,640
Comerica, Inc...........................              133,550       8,613,975
Northern Trust Corp.....................               97,500       7,873,125
                                                                -------------
                                                                   22,496,740
                                                                -------------
BEVERAGES (ALCOHOLIC)--1.7%
Coors (Adolph) Co. Class B..............              103,000       5,124,250
BEVERAGES-SOFT DRINK--1.0%
Whitman Corp............................              127,350       2,881,294
BROADCASTING (TELEVISION, RADIO & CABLE)--2.3%
Chancellor Media Corp.(b)...............              179,070       6,748,701
COMPUTERS (HARDWARE)--1.7%
International Business Machines Corp....               30,000       4,950,000
COMPUTERS (NETWORKING)--5.0%
Ascend Communications, Inc.(b)..........              183,000      10,282,312
Network Appliance, Inc..................               59,530       4,472,191
                                                                -------------
                                                                   14,754,503
                                                                -------------
COMPUTERS (SOFTWARE & SERVICES)--16.1%
America Online, Inc.(b).................              100,000       8,756,250
BMC Software, Inc.(b)...................              141,080       7,203,897
Computer Horizons Corp.(b)..............              167,830       3,776,175
Compuware Corp.(b)......................              144,200       8,976,450
Documentum, Inc.(b).....................               92,950       3,909,709
Legato Systems, Inc.(b).................               59,800       2,859,187
Microsoft Corp.(b)......................               35,000       4,270,000
VERITAS Software Corp.(b)...............              129,610       7,744,197
                                                                -------------
                                                                   47,495,865
                                                                -------------

                                                      SHARES        VALUE
                                                     --------   -------------
ELECTRONICS (INSTRUMENTATION)--1.9%
Micron Electronics, Inc.(b).............              245,450   $   5,583,987
ELECTRONICS (SEMICONDUCTORS)--7.6%
Advance Micro Devices, Inc.(b)..........              165,900       4,593,356
Micron Technology, Inc.(b)..............              180,140       7,442,034
Xilinx, Inc.(b).........................              205,740      10,441,305
                                                                -------------
                                                                   22,476,695
                                                                -------------
ENTERTAINMENT--2.2%
SFX Entertainment, Inc. Class A(b)......              127,210       6,376,401
FINANCIAL (DIVERSIFIED)--1.4%
Providian Financial Corp................               43,960       4,036,078
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--7.7%
McKesson Corp...........................               97,520       6,942,205
MedImmune, Inc.(b)......................               85,000       5,684,375
Mylan Laboratories, Inc.................              247,100       8,200,631
Warner-Lambert Co.......................               25,000       1,887,500
                                                                -------------
                                                                   22,714,711
                                                                -------------
HEALTH CARE (HOSPITAL MANAGEMENT)--1.2%
Health Management Associates, Inc. Class
A(b)....................................              169,440       3,674,730
HEALTH CARE (LONG TERM CARE)--1.6%
Omnicare, Inc...........................              170,150       4,870,544
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.3%
Ocular Sciences, Inc.(b)................              164,660       3,704,850
HOUSEHOLD FURNITURE & APPLIANCES--2.6%
Maytag Corp.............................              143,730       7,779,386
INSURANCE (LIFE/HEALTH)--1.6%
Annuity and Life Re (Holdings), Ltd.....              182,610       4,633,729
INSURANCE (PROPERTY, CASUALTY, & TITLE)--0.9%
Progressive Corp. (The).................               17,270       2,562,436

14                     See Notes to Financial Statements

Phoenix Mid Cap Portfolio

                                                      SHARES        VALUE
                                                     --------   -------------
MANUFACTURING (DIVERSIFIED)--1.5%
Tyco International Ltd..................               65,539   $   4,313,285
OFFICE EQUIPMENT & SUPPLIES--1.3%
Miller (Herman), Inc....................              181,150       3,849,438
OIL (DOMESTIC INTEGRATED)--2.4%
USX-Marathon Group......................              253,230       7,185,401
OIL & GAS (DRILLING & EQUIPMENT)--1.6%
Cooper Cameron Corp.(b).................              100,000       2,437,500
Smith International, Inc.(b)............              100,000       2,412,500
                                                                -------------
                                                                    4,850,000
                                                                -------------
RETAIL (COMPUTERS & ELECTRONICS)--1.1%
Tandy Corp..............................               75,000       3,379,688
RETAIL (DISCOUNTERS)--5.2%
Dollar Tree Stores, Inc.(b).............              165,540       7,511,378
Kmart Corp.(b)..........................              507,350       7,737,088
                                                                -------------
                                                                   15,248,466
                                                                -------------
RETAIL (SPECIALTY)--2.3%
Staples, Inc.(b)........................              192,470       6,724,421
RETAIL (SPECIALTY-APPAREL)--2.3%
TJX Companies, Inc. (The)...............              268,000       6,867,500
SERVICES (ADVERTISING/MARKETING)--3.6%
Outdoor Systems, Inc.(b)................              388,100      10,478,700
SERVICES (COMMERCIAL & CONSUMER)--3.8%
Administaff, Inc.(b)....................              114,620       3,101,904
Gemstar International Group, Ltd.(b)....              132,720       8,062,740
                                                                -------------
                                                                   11,164,644
                                                                -------------
TELECOMMUNICATIONS-CELLULAR--1.0%
Crown Castle International Corp.(b).....              223,200       2,999,250
WASTE MANAGEMENT--3.5%
Republic Services, Inc. Class A(b)......              378,560       7,050,680
Waste Management, Inc...................               74,300       3,185,613
                                                                -------------
                                                                   10,236,293
                                                                -------------
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $264,544,067)                                    280,161,986
-----------------------------------------------------------------------------

                                                      SHARES        VALUE
                                                     --------   -------------
FOREIGN COMMON STOCKS--2.1%
ELECTRONICS (SEMICONDUCTORS)--2.1%
PMC-Sierra, Inc. (Canada)(b)............              112,530   $   6,062,554
-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $4,547,950)                                        6,062,554
-----------------------------------------------------------------------------
UNIT INVESTMENT TRUSTS--1.1%

S & P Mid Cap 400 Depositary Receipts...               50,000       3,350,000
-----------------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $3,359,755)                                        3,350,000
-----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--98.2%
(IDENTIFIED COST $272,451,772)                                    289,574,540
-----------------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)
                                          ------------   -------
SHORT-TERM OBLIGATIONS--3.7%
COMMERCIAL PAPER--3.7%
Shell Oil Co. 5.30%, 12/1/98............      A-1+       $   230         230,000
Colgate-Palmolive Co. 5%, 12/17/98......      A-1          2,810       2,803,755
Greenwich Funding Corp. 5.20%, 1/4/99...      A-1+         2,000       1,984,612
Lexington Parker Capital LLC 5.31%,
1/13/99.................................      A-1          5,000       4,958,774
Minnesota Mining & Manufacturing Co.
4.95%, 1/21/99..........................      A-1+         1,000         989,194
                                                                   -------------
                                                                      10,966,335
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $10,985,209)                                         10,966,335
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--101.9%
(IDENTIFIED COST $283,436,981)                                       300,540,875(a)
Cash and receivables, less liabilities--(1.9%)                        (5,527,136)
                                                                  --------------
NET ASSETS--100.0%                                                $  295,013,739
                                                                  --------------
                                                                  --------------

(a) Federal Income Tax Information: Net appreciation of investment securities is comprised of gross appreciation of $34,646,500 and gross depreciation of $17,704,670 for federal income tax purposes. At November 30, 1998, the aggregate cost of securities for federal income tax purposes was $283,599,045.
(b)  Non-income producing.

                       See Notes to Financial Statements                      15

Phoenix Mid Cap Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $283,436,981)                                    $  300,540,875
Short term investments held as collateral for loaned securities          6,957,460
Cash                                                                         4,041
Receivables
  Investment securities sold                                             4,594,014
  Interest and dividends                                                   135,550
  Fund shares sold                                                         137,059
                                                                    --------------
    Total assets                                                       312,368,999
                                                                    --------------

LIABILITIES
Payables
  Investment securities purchased                                        9,462,426
  Fund shares repurchased                                                  463,703
  Collateral on securities loaned                                        6,957,460
  Investment advisory fee                                                  182,048
  Distribution fee                                                          70,354
  Transfer agent fee                                                        66,642
  Financial agent fee                                                       19,739
  Trustees' fee                                                              5,514
Accrued expenses                                                           127,374
                                                                    --------------
    Total liabilities                                                   17,355,260
                                                                    --------------
NET ASSETS                                                          $  295,013,739
                                                                    --------------
                                                                    --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                    $  216,741,954
Accumulated net realized gain                                           61,167,891
Net unrealized appreciation                                             17,103,894
                                                                    --------------
NET ASSETS                                                          $  295,013,739
                                                                    --------------
                                                                    --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value, unlimited
  authorization (Net Assets $279,326,040)                               14,035,651
Net asset value per share                                                   $19.90
Offering price per share $19.90/(1-4.75%)                                   $20.89
CLASS B
Shares of beneficial interest outstanding, $1 par value, unlimited
  authorization (Net Assets $15,687,699)                                   817,833
Net asset value and offering price per share                                $19.18

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
Interest                                                            $    2,655,076
Dividends                                                                1,154,346
Security lending                                                           141,922
Foreign tax withheld                                                          (562)
                                                                    --------------
    Total investment income                                              3,950,782
                                                                    --------------

EXPENSES
Investment advisory fee                                                  2,476,987
Distribution fee, Class A                                                  783,434
Distribution fee, Class B                                                  168,938
Financial agent fee                                                        198,734
Transfer agent                                                             563,414
Printing                                                                    80,377
Professional                                                                42,675
Registration                                                                41,007
Custodian                                                                   35,510
Trustees                                                                    21,986
Miscellaneous                                                                5,244
                                                                    --------------
    Total expenses                                                       4,418,306
                                                                    --------------
NET INVESTMENT LOSS                                                       (467,524)
                                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                         61,746,081
Net change in unrealized appreciation (depreciation) on
  investments                                                          (38,514,321)
                                                                    --------------
NET GAIN ON INVESTMENTS                                                 23,231,760
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   22,764,236
                                                                    --------------
                                                                    --------------

16                     See Notes to Financial Statements

Phoenix Mid Cap Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended       Year Ended
                                                     November 30,     November 30,
                                                         1998             1997
                                                    --------------   --------------
FROM OPERATIONS
  Net investment loss                               $    (467,524)   $    (450,831)
  Net realized gain                                    61,746,081       36,321,860
  Net change in unrealized appreciation
    (depreciation)                                    (38,514,321)      (8,036,315)
                                                    --------------   --------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     22,764,236       27,834,714
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                         (33,084,355)     (51,980,339)
  Net realized gains, Class B                          (1,776,186)      (2,025,912)
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                      (34,860,541)     (54,006,251)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (2,824,332 and
    2,046,000 shares, respectively)                    55,807,991       41,010,257
  Net asset value of shares issued from
    reinvestment of distributions
    (1,780,474 and 2,624,028 shares, respectively)     32,263,501       49,101,364
  Cost of shares repurchased (8,014,004 and
    8,074,195 shares, respectively)                  (157,423,669)    (156,230,117)
                                                    --------------   --------------
Total                                                 (69,352,177)     (66,118,496)
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (92,246 and
    229,655 shares, respectively)                       1,729,101        4,456,304
  Net asset value of shares issued from
    reinvestment of distributions
    (96,993 and 102,293 shares, respectively)           1,705,266        1,877,087
  Cost of shares repurchased (295,559 and 234,195
    shares, respectively)                              (5,608,396)      (4,479,411)
                                                    --------------   --------------
Total                                                  (2,174,029)       1,853,980
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS      (71,526,206)     (64,264,516)
                                                    --------------   --------------
  NET DECREASE IN NET ASSETS                          (83,622,511)     (90,436,053)
NET ASSETS
  Beginning of period                                 378,636,250      469,072,303
                                                    --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET
    INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY)   $ 295,013,739    $ 378,636,250
                                                    --------------   --------------
                                                    --------------   --------------

                       See Notes to Financial Statements                      17

Phoenix Mid Cap Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                         CLASS A
                                        --------------------------------------------------------------------------
                                                                  YEAR ENDED NOVEMBER 30
                                        --------------------------------------------------------------------------
                                                   1998          1997           1996           1995           1994
Net asset value, beginning of period      $       20.64    $    21.65     $    22.03     $    18.03     $    18.70
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                     0.01         (0.02)(1)      (0.03)(1)       0.05(1)        0.11
  Net realized and unrealized gain                 1.18          1.52           2.53           4.74           0.10
                                                -------         -----          -----          -----          -----
      TOTAL FROM INVESTMENT
        OPERATIONS                                 1.19          1.50           2.50           4.79           0.21
                                                -------         -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                           --            --             --          (0.06)         (0.10)
  Dividends from net realized gains               (1.93)        (2.51)         (2.88)         (0.73)         (0.78)
                                                -------         -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                         (1.93)        (2.51)         (2.88)         (0.79)         (0.88)
                                                -------         -----          -----          -----          -----
Change in net asset value                         (0.74)        (1.01)         (0.38)          4.00          (0.67)
                                                -------         -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD            $       19.90    $    20.64     $    21.65     $    22.03     $    18.03
                                                -------         -----          -----          -----          -----
                                                -------         -----          -----          -----          -----
Total return(2)                                    6.64%         8.12%         13.52%         27.87%          1.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                                  $279,326      $360,053       $451,474       $487,674       $419,760

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               1.30%         1.33%          1.35%          1.42%          1.36%
  Net investment income (loss)                    (0.10)%       (0.08)%        (0.17)%         0.28%          0.59%
Portfolio turnover                                  379%          161%           242%           218%           227%

                                                                            CLASS B
                                        --------------------------------------------------------------------------------
                                                                                                              FROM
                                                           YEAR ENDED NOVEMBER 30                           INCEPTION
                                        ------------------------------------------------------------       7/18/94 TO
                                                   1998           1997           1996           1995        11/30/94
Net asset value, beginning of period      $       20.11     $    21.30     $    21.85     $    17.97       $       17.68
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                    (0.18)         (0.16)(1)      (0.18)(1)      (0.12)(1)           (0.01)
  Net realized and unrealized gain                 1.18           1.47           2.51           4.75                0.30
                                                 ------          -----          -----          -----               -----
      TOTAL FROM INVESTMENT
        OPERATIONS                                 1.00           1.31           2.33           4.63                0.29
                                                 ------          -----          -----          -----               -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                           --             --             --          (0.02)                 --
  Dividends from net realized gains               (1.93)         (2.50)         (2.88)         (0.73)                 --
                                                 ------          -----          -----          -----               -----
      TOTAL DISTRIBUTIONS                         (1.93)         (2.50)         (2.88)         (0.75)                 --
                                                 ------          -----          -----          -----               -----
Change in net asset value                         (0.93)         (1.19)         (0.55)          3.88                0.29
                                                 ------          -----          -----          -----               -----
NET ASSET VALUE, END OF PERIOD            $       19.18     $    20.11     $    21.30     $    21.85       $       17.97
                                                 ------          -----          -----          -----               -----
                                                 ------          -----          -----          -----               -----
Total return(2)                                    5.80%          7.27%         12.75%         26.92%               1.64%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                                   $15,688        $18,583        $17,599        $10,908              $1,519

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               2.04%          2.08%          2.11%          2.18%               2.05%(3)
  Net investment income (loss)                    (0.85)%        (0.85)%        (0.92)%        (0.58)%             (0.23)%(3)
Portfolio turnover                                  379%           161%           242%           218%                227%(4)

(1)  Computed using average shares outstanding.
(2)  Maximum sales charges are not reflected in the total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

18
                       See Notes to Financial Statements

PHOENIX INTERNATIONAL PORTFOLIO

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks, such as currency fluctuation, less public disclosure, as well as economic and political risks.

Q: HOW DID THE FUND PERFORM DURING THIS VOLATILE MARKET ENVIRONMENT?

A: For the year ended November 30, 1998, Class A shares returned 26.17% and Class B shares returned 25.17% compared with a return of 16.77% for the Fund's benchmark index, the Morgan Stanley Capital International (MSCI) EAFE Index(1). The average return for a peer universe of 511 international funds was 10.43%, according to Lipper Inc. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS MOST AFFECTED PERFORMANCE?

A: For the first half of the year, the Fund benefited from its overweight exposure in Europe and its lack of exposure to Asia. The advent of the euro has given European institutions access to a much greater pool of domestic currency investments. Also, European markets attracted significant levels of foreign investment enamored by a region with growing economics. This, coupled with the need for corporations to restructure in order to be prepared for a more competitive pan-European market and an emerging trend of improving shareholder returns, enabled the European equity markets to post particularly strong returns.

    Meanwhile, the currency-led collapse in the Pacific Basin left the region's markets in tatters, with investors nursing heavy losses. Only a determined effort by the International Monetary Fund and the U.S. to establish credible recovery plans contained the crisis mostly within the region, allowing a selective market recovery in the first quarter of 1998. Even this, however, petered out as investors' relief that the worst was over gave way to the realization that there was still much deeper economic pain to endure. Even Hong Kong and Singapore saw their stock markets fall heavily.

    The second half of the fiscal year was a period of amazing volatility. After European and U.S. markets reached their peak in early July, markets worldwide tumbled on a flood of bad news. The initial catalyst for the dramatic downturn was the financial crisis in Russia where the ruble collapsed. Nervousness spread to other markets, particularly Latin America where it was feared that Brazil was the next in line to devalue. All of the region's currencies came under intense pressure, interest rates soared, and equity markets plunged almost 50% in less than two months. Confirmation that Japan was suffering its worst economic slump since 1945 added to international market worries. The crash of the Russian ruble and the severe downturn in worldwide markets also put many hedge funds in severe financial

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF FOREIGN STOCK FUND PERFORMANCE WHICH INCLUDES NET DIVIDENDS REINVESTED. THE EAFE INDEX IS AN AGGREGATE OF 19 INDIVIDUAL COUNTRY INDEXES IN EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE INDEX'S PERFORMANCE DOES NOT REFLECT SALES CHARGES.

difficulties, and the announcement that U.S. hedge fund manager Long-Term Capital Management LP had been bailed out to the extent of $3.5 billion sent shockwaves through the financial community.

    All this bad news completely wiped out the year-to-date gains for many markets, and by early October several markets had fallen to a one-year low. However, concerted worldwide action since that time has resulted in a dramatic recovery in worldwide markets as stocks rose on expectations that corporate profits would benefit from lower interest rates. Much of the credit must be given to the U.S. Federal Reserve, which cut interest rates three times in seven weeks to ensure that the U.S. economy did not slide into recession. We have also seen cuts in European interest rates, and the Japanese government announced a major package to stimulate its failing economy. Markets in Southeast Asia also showed signs of recovery, with the perception being that the worst is now over for that region. The successful completion of an International Monetary Fund rescue package for Brazil also helped bolster world markets, with a strong rebound for emerging markets that had been particularly affected by the late summer downturn.

Q: WHAT CHANGES HAVE BEEN MADE TO THE FUND'S ASSET ALLOCATION?

A: In the second half of the year, we reduced our large overweighting to European equities. This area had resulted in substantial outperformance, but we were concerned that valuations had advanced too quickly in many instances. We decided that it would be opportune to take profits in Europe and reinvest the proceeds in Japan where we previously had no holdings. This strategy has proved successful to date, as although both the European and Japanese markets have fallen since July, the Japanese yen has strengthened significantly, resulting in net dollar gains for our Japanese investments.

Q: WHAT IS THE OUTLOOK FOR INTERNATIONAL MARKETS?

A: While the manufacturing sector continues under pressure in most countries, consumer confidence is rebounding once again in a number of economies, suggesting still relatively buoyant consumer spending.

    The rally in the UK has returned it to a level that is above most revised expectations for this year. However, it is the excellent technical position that provides the strongest support together with the prospect of further monetary easing in the UK. Economic growth forecasts meanwhile remain under pressure and will clearly impact further on earnings expectations. As with the UK, Continental Europe appears less at risk than the U.S. from a valuation perspective, even given the degree to which perceptions surrounding Europe's economic growth and earnings prospects have deteriorated since the tremendous rally earlier in the year. We believe additional rate cuts are on the agenda for early next year and should offset any concerns over the launch of the euro.

    In the Far East, sentiment towards Japan is improving, with fund managers becoming increasingly nervous of their generally underweight positions in the stock market and currency. There is growing optimism about the economy and banking system following the government's recent measures, but possibly this is due more to the hope that this will prevent imminent free-fall than belief that the plans solve Japan's structural problems. Further short-term support for the stock market may emerge from an eventual deal between the LDP and Liberals to suspend the sales tax. Elsewhere in Asia, currencies have stabilized and interest rates have fallen. A protracted recovery is likely, provided that there is no worsening of the U.S. and Japanese economies.

    The emerging markets outside Asia have also bounced strongly, and a pause now seems probable. In Latin America, the International Monetary Fund restructure package has presented Brazil with the opportunity to resolve structural issues that have held the country back for some time.

    Overall, the scale of recent rallies suggests a period of consolidation is due. But, liquidity-driven rallies tend to be stronger and continue longer than most people expect, and it would be no surprise to see markets squeezed higher over the short term. We believe the U.S. will set the trends for other equity markets, and a soft landing, very low inflation, falling interest rates and steady earnings growth are a possibility. Add in excess liquidity, continuing merger and acquisition activity, and we believe valuations could go even higher.

                                                               DECEMBER 11, 1998

Phoenix International Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 11/30/98

                                                                               INCEPTION     INCEPTION
                                              1 YEAR           5 YEAR         TO 11/30/98       DATE
Class A Shares at NAV(2)                      26.17%            13.87%           10.17%       11/01/89
Class A Shares at POP(3)                      20.19%            12.76%            9.59%       11/01/89

Class B Shares at NAV(2)                      25.17%               --            11.55%        7/15/94
Class B Shares with CDSC(4)                   21.32%               --            11.25%        7/15/94

MSCI EAFE(6)                                  16.77%            10.18%           Note 5         Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

(5) Index performance is 5.81% for ClassA (since 10/31/89) and 7.74% for Class B (since 6/30/94) for the MSCI EAFE Index.

(6) This chart illustrates POP returns on Class A Shares for ten years or inception date if inception is less than 10 years. Returns on Class B Shares will vary due to differing sales charges.

(7) The Morgan Stanley Capital International EAFE Index is an unmanaged, commonly used measure of foreign stock fund performance which includes net dividends reinvested. The EAFE index is an aggregate of 19 individual country indexes in Europe, Australia, New Zealand and the Far East. The index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                           PERIODS ENDING 11/30

                     International
                       Portfolio
                       Class A(6)                MSCI EAFE(7)
11/1/89                $9,523.81                  $10,000.00
11/30/89               $9,942.86                  $10,505.00
11/30/90               $9,868.89                   $8,229.63
11/30/91              $10,684.60                   $8,946.42
11/30/92               $9,625.85                   $8,250.82
11/30/93              $11,989.35                  $10,284.41
11/30/94              $13,568.59                  $11,841.01
11/30/95              $14,127.19                  $12,776.41
11/30/96              $16,815.66                  $14,321.11
11/30/97              $18,195.45                  $14,303.14
11/30/98              $22,956.40                  $16,702.37

This growth of $10,000 chart assumes an initial investment of $10,000 made on 11/1/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

COUNTRY WEIGHTINGS                           11/30/98
As a percentage of net assets

United Kingdom                                  22%
Japan                                           18%
France                                          10%
Germany                                          9%
Netherlands                                      7%
Sweden                                           6%
Italy                                            5%
Other                                           23%

Phoenix International Portfolio

TEN LARGEST HOLDINGS AT NOVEMBER 30, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Novartis AG Registered Shares                                  2.5%
        MANUFACTURES HEALTH-CARE PRODUCTS FOR WORLDWIDE DISTRIBUTION
    2.  DaimlerChrysler AG                                             1.7%
        WORLD'S THIRD LARGEST AUTOMAKER
    3.  Nokia Oyj Class A                                              1.4%
        MANUFACTURES MOBILE PHONES AND OTHER TELECOM PRODUCTS
    4.  Glaxo Wellcome PLC                                             1.4%
        CONDUCTS RESEARCH AND MARKETS PHARMACEUTICAL PRODUCTS
    5.  Telefonica SA                                                  1.4%
        EXCLUSIVE SUPPLIER OF VOICE TELEPHONE SERVICES IN SPAIN
    6.  Zurich Allied AG                                               1.4%
        INSURANCE AND ASSET MANAGEMENT PROVIDER
    7.  Mannesmann AG                                                  1.3%
        MANUFACTURES WIDE RANGE OF INDUSTRIAL PRODUCTS
    8.  Telecom Italia Mobile SPA                                      1.3%
        EUROPE'S LARGEST CELLULAR TELEPHONE COMPANY
    9.  Istituto Bancario San Paolo di Torino                          1.3%
        ITALIAN COMMERCIAL BANK
   10.  British Petroleum Co. PLC                                      1.2%
        PRODUCES, TRANSPORTS, REFINES AND MARKETS CRUDE OIL

                        INVESTMENTS AT NOVEMBER 30, 1998

                                                   SHARES          VALUE
                                                 -----------   -------------

FOREIGN COMMON STOCKS--96.9%

AUSTRALIA--1.1%
Australian Gas Light Co., Ltd. (Oil
(International Integrated)).........                 135,000   $   1,005,159

QBE Insurance Group Ltd. (Insurance
(Property-Casualty))................                 250,000       1,078,393
                                                               -------------
                                                                   2,083,552
                                                               -------------
BRAZIL--1.3%
Tele Centro Sul Participacoes SA ADR
(Telephone)(b)......................                   6,500         370,906
Tele Norte Leste Participacoes SA
ADR (Telephone)(b)..................                  26,000         442,000

Tele Sudeste Celular Participacoes
SA ADR (Telecommunications
(Cellular/Wireless))(b).............                  13,000         351,000

Telecomunicacoes Brasileiras SA
Sponsored ADR (Telephone)...........                  13,900       1,317,894
                                                               -------------
                                                                   2,481,800
                                                               -------------

DENMARK--0.5%
Tele Danmark A/S (Telecommunications
(Cellular/ Wireless))...............                   8,200         918,477

FINLAND--2.3%
Nokia Oyj Class A
(Telecommunications (Cellular/
Wireless))..........................                  27,500       2,700,918

                                                   SHARES          VALUE
                                                 -----------   -------------
FINLAND--CONTINUED

Raisio Group PLC (Foods)............                 129,900   $   1,687,614
                                                               -------------
                                                                   4,388,532
                                                               -------------

FRANCE--9.7%
Alcatel (Telecommunications
(Cellular/Wireless))................                  12,300       1,630,975
Alstom (Machinery (Diversified))....                  58,750       1,378,828
Axa (Insurance (Multi-Line))........                  16,931       2,194,291
Cap Gemini SA (Computers (Software &
Services))..........................                   5,480         803,948
Castorama Dubois (Retail (Building
Supplies))..........................                   4,800         973,337
Coflexip SA (Oil & Gas (Drilling &
Equipment)).........................                  10,800         791,831
Compagnie Financiere de Paribas
(Investment Banking/Brokerage)......                  21,600       1,931,017
Elf Aquitaine SA (Oil (International
Integrated))........................                  12,000       1,500,209
Galeries Lafayette (Retail
(Department Stores))................                   1,390       1,588,233
Groupe Danone (Foods)...............                   6,100       1,785,510
Pechiney SA Class A (Aluminum)......                  51,600       1,723,272
Pinault-Printemps-Redoute SA (Retail
(Department Stores))................                   6,250       1,068,996
Rhodia SA (Chemicals
(Specialty))(b).....................                  61,000         957,829
                                                               -------------
                                                                  18,328,276
                                                               -------------

GERMANY--8.6%
Adidas-Salomon AG (Textiles
(Apparel))..........................                   8,050         880,807
Bayerische Motoren Werke AG
(Automobiles).......................                   1,600       1,239,665
Bayerische Motoren Werke AG New
(Automobiles)(b)....................                     479         362,626
DaimlerChrysler AG
(Automobiles)(b)....................                  33,685       3,237,448
Deutsche Bank AG (Banks (Money
Center))............................                  29,200       1,808,183
Hoechst AG (Chemicals)..............                  44,000       1,894,510

                       See Notes to Financial Statements                      23

Phoenix International Portfolio

                                                   SHARES          VALUE
                                                 -----------   -------------
GERMANY--CONTINUED
Mannesmann AG (Machinery
(Diversified))......................                  23,000   $   2,496,185
Metro AG (Retail (Department
Stores))............................                  13,100         822,827
Muenchener
Rueckversicherungs-Gesellschaft AG
(Insurance (Reinsurance))...........                   4,576       2,111,026
RWE AG (Oil (International
Integrated))........................                  26,800       1,429,731
                                                               -------------
                                                                  16,283,008
                                                               -------------

GREECE--0.3%
Alpha Credit Bank (Banks (Major
Regional))..........................                   5,000         475,804

HONG KONG--1.3%
Henderson China Holding Ltd. (Real
Estate Development).................                     780             355

Hong Kong Electric Holdings Ltd.
(Electric Companies)................                 375,000       1,247,094

Swire Pacific Ltd. Class B
(Diversified Miscellaneous)(b)......               1,800,000       1,266,951
                                                               -------------
                                                                   2,514,400
                                                               -------------

HUNGARY--0.6%
Magyar Tavkozlesi Rt. Sponsored ADR
(Telecommunications (Long
Distance))..........................                  40,700       1,111,619

INDONESIA--0.4%
PT Indosat (Telecommunications
(Cellular/Wireless))................                 186,000         268,039
PT Indosat ADR (Telecommunications
(Cellular/ Wireless))...............                  38,000         532,000
                                                               -------------
                                                                     800,039
                                                               -------------
ITALY--4.6%
Istituto Bancario San Paolo di
Torino (Banks (Money Center)).......                 145,464       2,393,772

Mediolanum SPA (Insurance
(Life/Health))......................                 305,000       1,840,038
Telecom Italia Mobile SPA
(Telecommunications
(Cellular/Wireless))................                 365,000       2,398,232
Telecom Italia SPA (Communications
Equipment)..........................                 255,000       2,072,260
                                                               -------------
                                                                   8,704,302
                                                               -------------

JAPAN--17.1%
77 Bank Ltd. (The) (Banks (Major
Regional))..........................                 154,000       1,437,016

                                                   SHARES          VALUE
                                                 -----------   -------------
JAPAN--CONTINUED
Canon, Inc. (Office Equipment &
Supplies)...........................                  72,000   $   1,593,231
Dai Nippon Printing Co., Ltd.
(Specialty Printing)................                 102,000       1,481,207
Fuji Photo Film Co.
(Photography/Imaging)...............                  44,000       1,646,599
Hitachi Credit Corp. (Consumer
Finance)............................                  98,000       1,829,726
Ito-Yokado Co., Ltd. (Retail
(General Merchandise))..............                  30,000       1,835,340
Kao Corp. (Personal Care)...........                 100,000       1,895,541
Kawasumi Laboratories, Inc. (Health
Care (Medical Products &
Supplies))..........................                  79,000       1,349,658

Kirin Beverage Corp. (Beverages
(Non-Alcoholic))....................                  68,000       1,228,115
Mabuchi Motor Co., Ltd. (Electronics
(Component Distributors))...........                  24,000       1,767,003

Nippon COMSYS Corp. (Communications
Equipment)..........................                 120,000       1,534,656

Nippon Telegraph & Telephone Corp.
(Telephone).........................                   1,500       1,122,681
Rinnai Corp. (Building Materials)...                  87,000       1,468,638
Rohm Co., Ltd (Electronics
(Semiconductors))...................                  17,000       1,438,333
Sanwa Bank Ltd. (The) (Banks (Money
Center))............................                 226,000       2,050,032
Secom Co., Ltd. (Services
(Commercial & Consumer))............                  30,000       2,223,397

Shin-Etsu Chemical Co., Ltd.
(Chemicals).........................                 101,000       2,259,599
Suzuki Motor Corp. (Automobiles)....                 180,000       2,064,757
Takeda Chemical Industries (Health
Care (Drugs-Major
Pharmaceuticals))...................                  63,000       2,126,993
                                                               -------------
                                                                  32,352,522
                                                               -------------

MALAYSIA--0.2%
Carlsberg Brewery Malaysia Berhad
(Beverages (Alcoholic))(c)..........                 125,000         254,934

Malaysian Oxygen Berhad
(Chemicals)(c)......................                  85,000         136,075
                                                               -------------
                                                                     391,009
                                                               -------------

MEXICO--1.3%
Cemex SA de C.V. Class B (Building
Materials)..........................                 142,500         419,976
Cemex SA de C.V. CPO (Building
Materials)..........................                   4,275          10,357

24                     See Notes to Financial Statements

Phoenix International Portfolio

                                                   SHARES          VALUE
                                                 -----------   -------------
MEXICO--CONTINUED
Telefonos de Mexico SA Sponsored ADR
Class L (Telephone).................                  43,800   $   2,039,437
                                                               -------------
                                                                   2,469,770
                                                               -------------

NETHERLANDS--7.2%
AKZO Nobel NV (Chemicals)...........                  39,700       1,632,494
ASM Lithography Holding NV
(Electronics (Semiconductors))(b)...                  56,100       1,638,940
Fortis Amev NV (Insurance
(Multi-Line)).......................                  20,000       1,473,843
Getronics NV (Computers (Software &
Services))..........................                  43,700       1,916,164
Koninklijke Ahold NV (Foods)........                  52,900       1,839,561
Koninklijke KPN NV
(Telecommunications (Cellular/
Wireless))..........................                  27,000       1,168,322

Royal Dutch Petroleum Co. (Oil
(International Integrated)).........                  42,500       2,041,876

Verenigde Nederlandse
Uitgeversbedrijven NV
(Publishing)........................                  53,400       1,840,143
                                                               -------------
                                                                  13,551,343
                                                               -------------

NEW ZEALAND--0.2%
Telecom Corporation of New Zealand
Ltd. (Telecommunications
(Cellular/Wireless))................                  80,000         341,918
PHILIPPINES--0.5%
Ayala Land, Inc. (Real Estate
Development)........................               1,250,000         388,641
Philippine Long Distance Telephone
Co. Sponsored ADR (Telephone).......                  18,000         472,500
                                                               -------------
                                                                     861,141
                                                               -------------

SINGAPORE--0.8%
Rothmans Industries Ltd.
(Tobacco)...........................                 150,000         856,112
United Overseas Bank Ltd. (Banks
(Money Center)).....................                 105,000         608,842
                                                               -------------
                                                                   1,464,954
                                                               -------------

SOUTH AFRICA--0.2%
Liberty Life Association of Africa
(Insurance (Life/ Health))..........                  26,000         444,605

                                                   SHARES          VALUE
                                                 -----------   -------------

SPAIN--3.1%
Argentaria, Caja Postal y Banco
Hipotecario de Espana SA (Banks
(Major Regional))...................                  71,400   $   1,667,389

Banco Popular Espanol SA (Banks
(Major Regional))...................                  21,700       1,598,693

Banco Santander SA (Banks (Money
Center))............................                   1,684          34,527
Telefonica SA (Telephone)...........                  55,900       2,634,153
                                                               -------------
                                                                   5,934,762
                                                               -------------

SWEDEN--5.6%
AssiDoman AB (Paper & Forest
Products)...........................                  59,000       1,032,727
Astra AB Class A (Health Care
(Drugs-Major Pharmaceuticals))......                 103,100       1,893,609

ForeningsSparbanken AB (Banks (Major
Regional))..........................                  48,000       1,349,029
Mandamus AB (Real Estate
Development)(b).....................                   2,400          12,721
Skandia Forsakrings AB (Insurance
(Multi-Line)).......................                 134,000       1,907,797
Svenska Handlesbanken Class A (Banks
(Major Regional))...................                  32,900       1,330,194

Telefonaktiebolaget LM Ericsson
Class B (Telecommunications
(Cellular/Wireless))................                  70,000       1,950,077

Volvo AB Class B (Automobiles)......                  50,000       1,164,869
                                                               -------------
                                                                  10,641,023
                                                               -------------

SWITZERLAND--8.1%
Nestle AG (Foods)...................                     830       1,729,801
Novartis AG Registered Shares
(Health Care (Drugs-Major
Pharmaceuticals))...................                   2,540       4,782,499

Roche Holding AG (Health Care
(Drugs-Major Pharmaceuticals))......                     150       1,767,889

Schweizerische
Lebensversicherungs-und
Rentenanstalt Bearer (Insurance
(Life/Health))......................                   2,060       1,444,897

Schweizerische
Rueckersicherungs-Gesellschaft
Registered (Insurance
(Reinsurance))......................                     430       1,090,227

UBS AG (Banks (Money Center)).......                   5,900       1,780,825

                       See Notes to Financial Statements                      25

Phoenix International Portfolio

                                                   SHARES          VALUE
                                                 -----------   -------------
SWITZERLAND--CONTINUED
Zurich Allied AG (Insurance
(Multi-Line)).......................                   3,670   $   2,629,548
                                                               -------------
                                                                  15,225,686
                                                               -------------

TAIWAN--0.2%
Standard Foods Taiwan Ltd. GDR
(Foods).............................                  27,000         307,125

UNITED KINGDOM--21.7%
3I Group PLC (Investment
Banking/Brokerage)..................                  67,000         630,364
Bank of Scotland (Banks (Money
Center))............................                 100,000       1,105,903
Barclays PLC (Banks (Money
Center))............................                  45,000       1,021,309
Bass PLC (Beverages (Alcoholic))....                  45,000         620,956
Berkeley Group PLC (The) (Real
Estate Development).................                  55,000         443,929

BG PLC (Oil & Gas (Exploration &
Production))........................                 112,000         768,124
British Aerospace PLC
(Aerospace/Defense).................                 125,400       1,078,394
British Petroleum Co. PLC (Oil
(International Integrated)).........                 145,000       2,261,736

British Telecommunications PLC
(Telecommunications
(Cellular/Wireless))................                 150,000       2,056,236

Cable & Wireless PLC
(Telecommunications
(Cellular/Wireless))................                 130,000       1,652,251

Compass Group PLC (Foods)...........                 131,000       1,381,701
FirstGroup PLC
(Transportation-Services)...........                 104,000         673,775
GKN PLC (Auto Parts & Equipment)....                  64,000         706,721
Glaxo Wellcome PLC (Health Care
(Drugs-Major Pharmaceuticals))......                  84,000       2,657,929

Granada Group PLC (Leisure Time
(Products)).........................                  55,000         858,808
HSBC Holdings PLC (Banks (Money
Center))............................                  33,000         893,305
Kingfisher PLC (Retail (Department
Stores))............................                 103,800         990,301
Ladbroke Group PLC (Gaming, Lottery
& Parimutuel Companies).............                 143,000         553,504

Legal & General Group PLC (Insurance
(Life/ Health)).....................                  96,000       1,176,548

                                                   SHARES          VALUE
                                                 -----------   -------------
UNITED KINGDOM--CONTINUED

Lloyds TSB Group PLC (Banks (Money
Center))............................                 140,000   $   1,946,884
Logica PLC (Computers (Software &
Services))..........................                 110,000         798,891
National Westminster Bank PLC (Banks
(Money Center)).....................                  65,000       1,186,617

Norwich Union PLC (Insurance
(Life/Health))......................                 106,000         743,596
Rentokil Initial PLC (Services
(Commercial & Consumer))............                 126,000         811,105

Reuters Group PLC (Services
(Commercial & Consumer))............                  76,000         734,484

Rio Tinto PLC (Metals Mining).......                  47,000         550,806
RMC Group PLC (Building
Materials)..........................                  55,000         718,094
Safeway PLC (Foods).................                 138,000         681,071
Schroders PLC (Banks (Money
Center))............................                  38,000         780,272
Shell Transport & Trading Co. PLC
(Oil (International Integrated))....                 160,000         965,271

Siebe PLC (Electrical Equipment)....                 224,800         808,900
SmithKline Beecham PLC (Health Care
(Drugs-Major Pharmaceuticals))......                 110,000       1,350,852

Southern Electric PLC (Electric
Companies)..........................                  85,000         978,600
Tesco PLC (Foods)...................                 352,628       1,041,865
Unilever PLC (Consumer Products
(Miscellaneous))....................                  76,000         790,935
United Utilities PLC (Electric
Companies)..........................                  50,000         728,740
Vodafone Group PLC
(Telecommunications
(Cellular/Wireless))................                 108,000       1,595,471

Woolwich PLC (Banks (Major
Regional))..........................                 190,000       1,209,767
Zeneca Group PLC (Health Care
(Drugs-Major Pharmaceuticals))......                  23,000         956,688
                                                               -------------
                                                                  40,910,703
                                                               -------------
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $165,539,529)                                   182,986,370
----------------------------------------------------------------------------

26                     See Notes to Financial Statements

Phoenix International Portfolio

                                                   SHARES          VALUE
                                                 -----------   -------------
RIGHTS--0.0%

GERMANY--0.0%
Metro AG Rights (Retail (Department
Stores))(b).........................                  13,100   $      28,125
----------------------------------------------------------------------------
TOTAL RIGHTS
(IDENTIFIED COST $0)                                                  28,125
----------------------------------------------------------------------------

WARRANTS--0.0%
GERMANY--0.0%
Muenchener
Rueckversicherungs-Gesellschaft AG
Warrants (Insurance
(Reinsurance))(b)...................                     176           7,412
----------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                                   7,412
----------------------------------------------------------------------------

FOREIGN PREFERRED STOCKS--0.9%
GERMANY--0.9%
SAP AG Vorzug Pfd. (Computers
(Software & Services))..............                   3,100       1,618,957
----------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $752,357)                                         1,618,957
----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.8%
(IDENTIFIED COST $166,291,886)                                   184,640,864
----------------------------------------------------------------------------

                                    STANDARD
                                    & POOR'S         PAR
                                     RATING         VALUE
                                  (Unaudited)       (000)          VALUE
                                  ------------   -----------   -------------

SHORT-TERM OBLIGATIONS--2.9%

COMMERCIAL PAPER--2.9%
Home Products Inc., 5.25%,
12/01/98........................      A-1+       $     1,700   $   1,700,000
Marsh & McLennan Co., Inc.
4.85%, 12/02/98.................      A-1+             2,235       2,234,699

Preferred Receivables Funding
5.05%, 12/02/98.................      A-1              1,610       1,609,774
                                                               -------------
                                                                   5,544,473
                                                               -------------
----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $5,544,473)                                       5,544,473
----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.7%
(IDENTIFIED COST $171,836,359)                                   190,185,337(a)
Cash and receivables, less liabilities--(0.7%)                    (1,407,840)
                                                               -------------
NET ASSETS--100.0%                                             $ 188,777,497
                                                               -------------
                                                               -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $25,612,280 and gross depreciation of $7,326,527 for federal income tax purposes. At November 30, 1998, the aggregate cost of securities for federal income tax purposes was $171,899,584.
(b)  Non-income producing.
(c) Security valued at fair value as determined in good faith by or under the direction of the directors.

                       See Notes to Financial Statements                      27

Phoenix International Portfolio

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Aerospace/Defense........................................................    0.6%
Aluminum.................................................................    0.9
Auto Parts & Equipment...................................................    0.4
Automobiles..............................................................    4.4
Banks (Major Regional)...................................................    4.9
Banks (Money Center).....................................................    8.4
Beverages (Alcoholic)....................................................    0.5
Beverages (Non-Alcoholic)................................................    0.7
Building Materials.......................................................    1.4
Chemicals................................................................    3.2
Chemicals (Specialty)....................................................    0.5
Communications Equipment.................................................    3.3
Computers (Software & Services)..........................................    2.8
Consumer Finance.........................................................    1.0
Consumer Products (Miscellaneous)........................................    0.4
Diversified Miscellaneous................................................    0.7
Health Care (Drugs-Major Pharmaceuticals)................................    8.3
Health Care (Medical Products & Supplies)................................    0.7
Electric Companies.......................................................    1.6
Electrical Equipment.....................................................    0.4
Electronics (Component Distributors).....................................    1.0
Electronics (Semiconductors).............................................    1.7
Foods....................................................................    5.7
Gaming, Lottery & Parimutuel Companies...................................    0.3
Insurance (Life/Health)..................................................    3.1
Insurance (Multi-Line)...................................................    4.4
Insurance (Property-Casualty)............................................    0.6
Insurance (Reinsurance)..................................................    1.7%
Investment Banking/Brokerage.............................................    1.4
Leisure Time (Products)..................................................    0.5
Machinery (Diversified)..................................................    2.1
Metals Mining............................................................    0.3
Office Equipment & Supplies..............................................    0.9
Oil & Gas (Drilling & Equipment).........................................    0.4
Oil & Gas (Exploration & Production).....................................    0.4
Oil (International Integrated)...........................................    5.0
Paper & Forest Products..................................................    0.6
Personal Care............................................................    1.0
Photography/Imaging......................................................    0.9
Publishing...............................................................    1.0
Real Estate Development..................................................    0.5
Retail (Building Supplies)...............................................    0.5
Retail (Department Stores)...............................................    2.4
Retail (General Merchandise).............................................    1.0
Services (Commercial & Consumer).........................................    2.0
Specialty Printing.......................................................    0.8
Telecommunications (Long Distance).......................................    0.6
Telecommunications (Cellular/Wireless)...................................    8.2
Telephone................................................................    4.5
Textiles (Apparel).......................................................    0.5
Tobacco..................................................................    0.5
Transportation--Services.................................................    0.4
                                                                           -----
                                                                           100.0%
                                                                           -----
                                                                           -----

28                     See Notes to Financial Statements

Phoenix International Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $171,836,359)                                    $  190,185,337
Cash                                                                     1,202,278
Foreign currency at value
  (Identified cost $576,607)                                               584,199
Receivables
  Investment securities sold                                             3,991,994
  Fund shares sold                                                         604,657
  Dividends and interest                                                   170,380
  Tax reclaim                                                              169,985
                                                                    --------------
    Total assets                                                       196,908,830
                                                                    --------------
LIABILITIES
Payables
  Fund shares repurchased                                                5,583,952
  Investment securities purchased                                        2,143,991
  Investment advisory fee                                                  119,430
  Distribution fee                                                          50,212
  Transfer agent fee                                                        45,394
  Financial agent fee                                                        6,602
  Trustees' fee                                                              5,514
Accrued expenses                                                           176,238
                                                                    --------------
    Total liabilities                                                    8,131,333
                                                                    --------------
NET ASSETS                                                          $  188,777,497
                                                                    --------------
                                                                    --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                    $  132,064,884
Undistributed net investment income                                        805,667
Accumulated net realized gain                                           37,536,027
Net unrealized appreciation                                             18,370,919
                                                                    --------------
NET ASSETS                                                          $  188,777,497
                                                                    --------------
                                                                    --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $171,462,754)                     10,731,189
Net asset value per share                                                   $15.98
Offering price per share $15.98/(1-4.75%)                                   $16.78
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $17,314,743)                       1,121,391
Net asset value and offering price per share                                $15.44

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
Dividends                                                           $    2,953,335
Interest                                                                   515,499
Foreign taxes withheld                                                    (290,037)
                                                                    --------------
    Total investment income                                              3,178,797
                                                                    --------------
EXPENSES
Investment advisory fee                                                  1,350,786
Distribution fee, Class A                                                  414,622
Distribution fee, Class B                                                  142,559
Financial agent fee                                                        127,252
Transfer agent                                                             192,676
Custodian                                                                  184,310
Professional                                                                47,799
Printing                                                                    40,125
Registration                                                                28,080
Trustees                                                                    21,998
Miscellaneous                                                               16,440
                                                                    --------------
    Total expenses                                                       2,566,647
                                                                    --------------
NET INVESTMENT INCOME                                                      612,150
                                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                         39,063,948
Net realized gain on foreign currency transactions                         525,954
Net change in unrealized appreciation (depreciation) on
  investments                                                             (654,741)
Net change in unrealized appreciation (depreciation) on foreign
  currency and foreign currency transactions                                20,093
                                                                    --------------
NET GAIN ON INVESTMENTS                                                 38,955,254
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   39,567,404
                                                                    --------------
                                                                    --------------

                       See Notes to Financial Statements                      29

Phoenix International Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended       Year Ended
                                                     November 30,     November 30,
                                                         1998             1997
                                                    --------------   --------------
FROM OPERATIONS
  Net investment income                             $     612,150    $     234,826
  Net realized gain                                    39,589,902       11,443,109
  Net change in unrealized appreciation
    (depreciation)                                       (634,648)        (622,326)
                                                    --------------   --------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     39,567,404       11,055,609
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                               --       (2,608,239)
  Net investment income, Class B                               --         (129,259)
  Net realized gains, Class A                         (12,005,464)     (12,021,547)
  Net realized gains, Class B                            (942,871)        (658,133)
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                      (12,948,335)     (15,417,178)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (14,403,040 and
    4,286,206 shares, respectively)                   222,721,708       59,385,258
  Net asset value of shares issued from
    reinvestment of distributions
    (829,298 and 1,013,490 shares, respectively)       10,631,599       12,960,134
  Cost of shares repurchased (13,954,794 and
    5,208,361 shares, respectively)                  (218,052,596)     (72,329,439)
                                                    --------------   --------------
Total                                                  15,300,711           15,953
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (1,090,651 and
    728,032 shares, respectively)                      16,507,911        9,939,001
  Net asset value of shares issued from
    reinvestment of distributions
    (68,327 and 56,632 shares, respectively)              852,722          713,037
  Cost of shares repurchased (786,659 and 524,764
    shares, respectively)                             (12,000,603)      (7,287,447)
                                                    --------------   --------------
Total                                                   5,360,030        3,364,591
                                                    --------------   --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS       20,660,741        3,380,544
                                                    --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS                47,279,810         (981,025)
NET ASSETS
  Beginning of period                                 141,497,687      142,478,712
                                                    --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET
    INVESTMENT INCOME AND DISTRIBUTIONS IN EXCESS
    OF NET INVESTMENT INCOME OF $805,667 AND
    ($332,438), RESPECTIVELY)                       $ 188,777,497    $ 141,497,687
                                                    --------------   --------------
                                                    --------------   --------------

30                     See Notes to Financial Statements

Phoenix International Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS A
                                           ----------------------------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30
                                           ----------------------------------------------------------------------
                                                 1998           1997           1996           1995           1994
Net asset value, beginning of period       $    13.89     $    14.48     $    12.20     $    12.63     $    11.16
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                   0.06(1)        0.03(1)        0.04(1)        0.03(1)       (0.01)
  Net realized and unrealized gain               3.27           1.01           2.28           0.42           1.48
                                           ----------          -----          -----          -----          -----
      TOTAL FROM INVESTMENT OPERATIONS           3.33           1.04           2.32           0.45           1.47
                                           ----------          -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment income             --          (0.29)            --             --             --
  Dividends from net realized gains             (1.24)         (1.34)         (0.04)         (0.88)            --
                                           ----------          -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                       (1.24)         (1.63)         (0.04)         (0.88)            --
                                           ----------          -----          -----          -----          -----
Change in net asset value                        2.09          (0.59)          2.28          (0.43)          1.47
                                           ----------          -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD             $    15.98     $    13.89     $    14.48     $    12.20     $    12.63
                                           ----------          -----          -----          -----          -----
                                           ----------          -----          -----          -----          -----
Total return(2)                                 26.17%          8.21%         19.03%          4.12%         13.17%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)      $171,463       $131,338       $135,524       $129,352       $167,918

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             1.37%          1.56%          1.57%          1.70%          1.47%
  Net investment income                          0.40%          0.22%          0.33%          0.23%          0.20%
Portfolio turnover                                104%           167%           151%           236%           186%

                                                                          CLASS B
                                           ----------------------------------------------------------------------
                                                                                                          FROM
                                                           YEAR ENDED NOVEMBER 30                      INCEPTION
                                           -------------------------------------------------------     7/15/94 TO
                                                 1998           1997           1996           1995      11/30/94
Net asset value, beginning of period       $    13.56     $    14.22     $    12.07     $    12.60     $    12.80
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                  (0.05)(1)      (0.08)(1)      (0.05)(1)      (0.07)(1)      (0.01)
  Net realized and unrealized gain
    (loss)                                       3.17           1.00           2.24           0.42          (0.19)
                                           ----------          -----          -----          -----          -----
      TOTAL FROM INVESTMENT OPERATIONS           3.12           0.92           2.19           0.35          (0.20)
                                           ----------          -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment income             --          (0.24)            --             --             --
  Dividends from net realized gains             (1.24)         (1.34)         (0.04)         (0.88)            --
                                           ----------          -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                       (1.24)         (1.58)         (0.04)         (0.88)            --
                                           ----------          -----          -----          -----          -----
Change in net asset value                        1.88          (0.66)          2.15          (0.53)         (0.20)
                                           ----------          -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD             $    15.44     $    13.56     $    14.22     $    12.07     $    12.60
                                           ----------          -----          -----          -----          -----
                                           ----------          -----          -----          -----          -----
Total return(2)                                 25.17%          7.37%         18.16%          3.28%         (1.56)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $17,315        $10,159         $6,955         $3,261         $1,991

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             2.11%          2.31%          2.31%          2.50%          1.93%(3)
  Net investment income                         (0.34)%        (0.55)%        (0.39)%        (0.61)%         0.36%(3)
Portfolio turnover                                104%           167%           151%           236%           186%

(1)  Computed using average shares outstanding.
(2)  Maximum sales charges are not reflected in total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                       See Notes to Financial Statements                      31

PHOENIX REAL ESTATE SECURITIES PORTFOLIO

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, MICHAEL SCHATT

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix Real Estate Securities Portfolio is appropriate for investors seeking investment in a diversified portfolio of real estate investment trusts and real estate operating companies. The Fund's objective is to emphasize appreciation and current yield equally. Investors should note that real estate investing involves certain risks, including refinancing, economic impact on the industry, changes in the value of properties owned, dependency on management skills and liquidity risks similar to those associated with small company investing.

Q: HOW DID THE FUND PERFORM FOR THE PAST FISCAL YEAR?

A: For the 12 months ended November 30, 1998, the Real Estate Securities Portfolio provided a return of (17.42)% for Class A shares and (18.01)% for Class B shares. The return for the NAREIT Equity Total Return Index(1) for the fiscal year was (13.37)%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: HOW WAS THE GENERAL MARKET ENVIRONMENT FOR REITS?

A: The year has clearly been disappointing from a stock price performance perspective. However, growth expectations in funds from operations (FFO)--the proxy for earnings--which one year ago we indicated should be 9% to 12% per share, have been met to date. Despite the negative press and broad-brush strokes of criticism, the bottom line earnings were delivered overall. In fact, FFO per share has grown by over 12% in the last two quarters. This compares to flat to negative earnings growth for the broader market for the last two quarters.

    Earnings growth for equity REITs has peaked in this year as we have moved closer to equilibrium in the real estate cycle. This is not a surprise, but the level of erosion of investor confidence in the sector has been. Some of the concerns that surfaced in 1998 were valid, but others were exaggerated and were frequently used to critique all equity REITs (over 170 NYSE-listed companies in 14 sectors). The concerns included the threats of overbuilding, legislative action and a softening economy. They also included legitimate questions about a lack of demonstrated discipline by some equity REITs in issuing additional common shares and debt.

    More than a few management teams did not recognize when their cost of capital was greater than the return available in the market for acquisitions, development or redevelopment. The capital markets ultimately disciplined them and private developers appropriately. However, discipline was meted out throughout the sector with very little distinction between offending REITs and REITs with demonstrated fiscal responsibility.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: Larger, more liquid equity REITs underperformed their peers overall this past year, as investors were net sellers. Last years "growth" REITs, with significant imbedded internal growth, were nevertheless abandoned by investors who no

(1) THE NAREIT (NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS) EQUITY TOTAL RETURN INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF REAL ESTATE EQUITY MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

longer saw growth and momentum in those names. As we favor visible earnings, particularly from internal growth, we were overweight in those companies. We were also overweight in the two sectors that experienced the most multiple contraction, office and hotels. The office and hotel sectors had the highest earnings growth per share this year and traded at the deepest discount to net asset value, but they were also subject to the largest swings on changes of sentiment or fundamentals. These reasons caused us to underperform our benchmark for the year.

Q: WHAT IS YOUR OUTLOOK FOR THE REIT MARKET?

A: Equity REITs experienced a multiple contraction of 21% versus the broader market's multiple expansion of 20%. Equity REITs have also seen a decline in earnings growth expectations from 9%-12% one year ago to 7%-9% today. Keep in mind that the expectations of earnings growth for equity REITs were delivered this year, whereas the broader market is expected to miss the original forecast of 6.9% and deliver something under 2%.

    Conservative growth estimates of funds from operations per share range from 5% to 7% in 1999 assuming no external growth and 7%-9% assuming modest external growth in 1999. Equity REIT earnings fundamentals should, in our opinion, continue to beat the broader market. In addition the dividend payout ratio as a percentage of cash flow is at its lowest in the history of equity REITs, thus allowing companies to retain cash flow in capital constrained times.

    Based on this, we believe the broader market is expensive relative to REITs. Last year we could not make the claim that real estate was cheaper on Wall Street, than Main Street. This year we can. Whether one is looking at office or industrial property values per square foot, apartment values per unit, hotel values per key, health-care property values per bed, discounts to net asset value, or FFO yield versus cap rates, equity REITs are cheaper today than private market real estate.

    Given the earnings expectation for the broader stock market combined with its record high multiple and a return to a rational level of investor sentiment, we believe equity REITs offer an attractive alternative to the broader market with continued attractive yields.

                                                               DECEMBER 16, 1998

Phoenix Real Estate Securities Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 11/30/98

                                                                        INCEPTION     INCEPTION
                                                         1 YEAR        TO 11/30/98       DATE
Class A Shares at NAV(2)                                 (17.42)%         12.21%       03/01/95
Class A Shares at POP(3)                                 (21.36)          10.76%       03/01/95
Class B Shares at NAV(2)                                 (18.01)          11.37%       03/01/95
Class B Shares with CDSC(4)                              (20.88)          10.99%       03/01/95
NAREIT Index(6)                                          (13.37)          13.02%       03/01/95

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

(5) This chart illustrates POP returns on Class A Shares and Class B Shares since inception of the fund on 3/1/95.

(6) The National Association of Real Estate Investment Trusts (NAREIT) Equity Total Return Index is a commonly used, unmanaged indicator of REIT performance. The index does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                     PERIODS ENDING 11/30

                     Phoenix Real             Phoenix Real
                   Estate Class A(5)        Estate Class B(5)   NAREIT Index(6)
3/1/95                $9,523.81                 $10,000.00         $10,000.00
11/30/95             $10,463.41                 $10,921.40         $10,903.00
11/30/96             $13,518.67                 $14,006.49         $14,087.45
11/30/97             $17,769.30                 $18,270.25         $18,275.16
11/30/98             $14,673.78                 $14,783.89         $15,831.31

This growth of $10,000 chart assumes an initial investment of $10,000 made on 3/1/95 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Class B shares reflect the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the first year after purchase and 4% for all shares redeemed during the second year after purchase (scaled down to 3% - third year, 2% - 4th and 5th YEARS, and 0% thereafter). Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                            11/30/98
As a percentage of net assets

Office/Industrial                               44%
Diversified                                     17%
Apartments                                      14%
Regional Malls                                   6%
Manufactured Homes                               5%
Other                                           14%

Phoenix Real Estate Securities Portfolio

TEN LARGEST HOLDINGS AT NOVEMBER 30, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Vornado Realty Trust                                           7.1%
        DIVERSIFIED REIT
    2.  Boston Properties, Inc.                                        6.6%
        OFFICE/INDUSTRIAL REIT
    3.  Spieker Properties, Inc.                                       6.5%
        OFFICE/INDUSTRIAL REIT
    4.  Crescent Real Estate Equities Co.                              5.4%
        DIVERSIFIED REIT
    5.  Equity Residential Properties Trust                            5.3%
        APARTMENT REIT
    6.  Duke Realty Investments, Inc.                                  4.8%
        OFFICE/INDUSTRIAL REIT
    7.  Mack-Cali Realty Corp.                                         3.9%
        OFFICE/INDUSTRIAL REIT
    8.  TriNet Corporate Realty Trust, Inc.                            3.7%
        OFFICE/INDUSTRIAL REIT
    9.  Highwoods Properties, Inc.                                     3.6%
        OFFICE/INDUSTRIAL REIT
   10.  Colonial Properties Trust                                      3.4%
        DIVERSIFIED REIT

                        INVESTMENTS AT NOVEMBER 30, 1998

                                                       SHARES         VALUE
                                                     -----------   ------------

COMMON STOCKS--98.7%

REAL ESTATE INVESTMENT TRUSTS--98.4%

COMMERCIAL--45.8%

OFFICE/INDUSTRIAL--43.4%
Alexandria Real Estate Equities, Inc....                  30,000   $    926,250
Boston Properties, Inc..................                  92,200      2,910,062
Duke Realty Investments, Inc............                  93,400      2,119,012
Equity Office Properties Trust..........                  40,360      1,014,045
First Industrial Realty Trust, Inc......                  59,000      1,427,062
Highwoods Properties, Inc...............                  58,000      1,576,875
Mack-Cali Realty Corp...................                  57,900      1,718,906
Reckson Associates Realty Corp..........                  60,700      1,399,894
Spieker Properties, Inc.................                  79,400      2,868,325
TriNet Corporate Realty Trust, Inc......                  60,000      1,608,750
Weeks Corp..............................                  37,300      1,067,712
                                                                   ------------
                                                                     18,636,893
                                                                   ------------
STORAGE--2.4%
Storage USA, Inc........................                  31,700      1,006,475
-------------------------------------------------------------------------------
TOTAL COMMERCIAL                                                     19,643,368
-------------------------------------------------------------------------------

DIVERSIFIED--16.3%
Colonial Properties Trust...............                  55,000      1,488,438
Crescent Real Estate Equities Co........                  96,400      2,391,925
Vornado Realty Trust....................                  81,500      3,097,000
                                                                   ------------
                                                                      6,977,363
                                                                   ------------

                                                       SHARES         VALUE
                                                     -----------   ------------

HEALTH CARE--3.9%
Nationwide Health Properties, Inc.......                  56,400   $  1,261,950
OMEGA Healthcare Investors, Inc.........                  14,000        425,250
                                                                   ------------
                                                                      1,687,200
                                                                   ------------

HOTELS--2.9%
Patriot American Hospitality, Inc.......                  55,301        407,845
Starwood Hotels & Resorts...............                  27,600        838,350
                                                                   ------------
                                                                      1,246,195
                                                                   ------------

RESIDENTIAL--18.4%

APARTMENTS--13.9%
Avalonbay Communities, Inc..............                  40,700      1,378,713
Equity Residential Properties Trust.....                  54,800      2,318,725
Essex Property Trust, Inc...............                  38,400      1,188,000
Irvine Apartment Communities, Inc.......                  40,500      1,085,906
                                                                   ------------
                                                                      5,971,344
                                                                   ------------

MANUFACTURED HOMES--4.5%
Manufactured Home Communities, Inc......                  41,500      1,016,750
Sun Communities, Inc....................                  28,200        918,263
                                                                   ------------
                                                                      1,935,013
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL RESIDENTIAL                                                     7,906,357
-------------------------------------------------------------------------------

                       See Notes to Financial Statements                      35

Phoenix Real Estate Securities Portfolio

                                                       SHARES         VALUE
                                                     -----------   ------------
RETAIL--11.1%

FACTORY OUTLET--2.5%
Chelsea GCA Realty, Inc.................                  31,600   $  1,068,475
REGIONAL MALLS--6.4%
Macerich Co. (The)......................                  43,800      1,166,175
Simon Property Group, Inc...............                  22,208        657,912
Urban Shopping Centers, Inc.............                  28,000        920,500
                                                                   ------------
                                                                      2,744,587
                                                                   ------------

STRIP CENTERS--2.2%
Developers Diversified Realty Corp......                  49,200        950,175
-------------------------------------------------------------------------------
TOTAL RETAIL                                                          4,763,237
-------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $43,212,338)                                        42,223,720
-------------------------------------------------------------------------------

REAL ESTATE OPERATING COMPANIES--0.3%

COMMERCIAL--0.2%

OFFICE/INDUSTRIAL--0.2%
Reckson Services Industries, Inc........                  29,136         85,587

DIVERSIFIED--0.1%
Vornado Operating Inc.(b)...............                   4,075         25,978

HEALTH CARE--0.0%
OMEGA Worldwide, Inc.(b)................                   4,641         21,176
-------------------------------------------------------------------------------
TOTAL REAL ESTATE OPERATING COMPANIES
(IDENTIFIED COST $122,775)                                              132,741
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $43,335,113)                                        42,356,461
-------------------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------   ------   -------------

SHORT-TERM OBLIGATIONS--1.9%

COMMERCIAL PAPER--1.9%
Exxon Imperial, Inc. 5.32%, 12/1/98.....      A-1+        $820    $     820,000
-------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $820,000)                                              820,000
-------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.6%
(IDENTIFIED COST $44,155,113)                                        43,176,461(a)
Cash and receivables, less liabilities--(0.6)%                         (252,796)
                                                                  -------------
NET ASSETS--100.0%                                                $  42,923,665
                                                                  -------------
                                                                  -------------

(a) Federal Income Tax Information: Net depreciation of investment securities is comprised of gross appreciation of $4,041,966 and gross depreciation of $5,021,622 for federal income tax purposes. At November 30, 1998, the aggregate cost of securities for federal income tax purpose was $44,156,117.
(b)  Non-income producing.

36                     See Notes to Financial Statements

Phoenix Real Estate Securities Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $44,155,113)                               $   43,176,461
Cash                                                                   4,134
Receivables
  Dividends and interest                                              59,631
  Fund shares sold                                                    15,882
                                                              --------------
    Total assets                                                  43,256,108
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            209,329
  Distribution fee                                                    20,136
  Investment advisory fee                                             15,045
  Transfer agent fee                                                   5,624
  Financial agent fee                                                  5,533
  Trustees' fee                                                        5,515
Accrued expenses                                                      71,261
                                                              --------------
    Total liabilities                                                332,443
                                                              --------------
NET ASSETS                                                    $   42,923,665
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   43,409,899
Undistributed net investment income                                  563,936
Accumulated net realized loss                                        (71,518)
Net unrealized depreciation                                         (978,652)
                                                              --------------
NET ASSETS                                                    $   42,923,665
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $24,686,262)                 2,015,284
Net asset value per share                                             $12.25
Offering price per share $12.25/(1-4.75%)                             $12.86
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $18,237,403)                 1,496,083
Net asset value and offering price per share                          $12.19

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
Dividends                                                     $    2,674,086
Interest                                                              40,807
                                                              --------------
    Total investment income                                        2,714,893
                                                              --------------
EXPENSES
Investment advisory fee                                              398,336
Distribution fee, Class A                                             77,859
Distribution fee, Class B                                            219,679
Financial agent fee                                                   74,616
Transfer agent                                                        86,663
Professional                                                          33,199
Registration                                                          24,441
Printing                                                              21,794
Trustees                                                              20,071
Custodian                                                              9,930
Miscellaneous                                                          5,549
                                                              --------------
    Total expenses                                                   972,137
    Less expenses borne by investment adviser                       (111,386)
                                                              --------------
    Net expenses                                                     860,751
                                                              --------------
NET INVESTMENT INCOME                                              1,854,142
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                      (70,514)
Net change in unrealized appreciation (depreciation) on
  investments                                                    (12,098,214)
                                                              --------------
NET LOSS ON INVESTMENTS                                          (12,168,728)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  (10,314,586)
                                                              --------------
                                                              --------------

                       See Notes to Financial Statements                      37

Phoenix Real Estate Securities Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended       Year Ended
                                                     November 30,     November 30,
                                                         1998             1997
                                                    --------------   --------------
FROM OPERATIONS
  Net investment income                             $   1,854,142    $   1,449,798
  Net realized gain (loss)                                (70,514)       3,771,039
  Net change in unrealized appreciation
    (depreciation)                                    (12,098,214)       6,590,856
                                                    --------------   --------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                        (10,314,586)      11,811,693
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                         (967,687)      (1,017,253)
  Net investment income, Class B                         (535,003)        (412,660)
  Net realized gains, Class A                          (2,254,756)        (436,592)
  Net realized gains, Class B                          (1,514,857)        (164,397)
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                       (5,272,303)      (2,030,902)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (445,657 and
    1,072,429 shares, respectively)                     6,419,885       15,754,217
  Net asset value of shares issued from
    reinvestment of distributions
    (207,094 and 96,059 shares, respectively)           3,035,928        1,368,531
  Cost of shares repurchased (855,051 and 692,074
    shares, respectively)                             (11,951,570)     (10,024,000)
                                                    --------------   --------------
Total                                                  (2,495,757)       7,098,748
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (362,036 and
    851,567 shares, respectively)                       5,231,142       12,428,285
  Net asset value of shares issued from
    reinvestment of distributions
    (120,031 and 32,975 shares, respectively)           1,757,836          472,566
  Cost of shares repurchased (400,698 and 100,202
    shares, respectively)                              (5,408,854)      (1,484,452)
                                                    --------------   --------------
Total                                                   1,580,124       11,416,399
                                                    --------------   --------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS                                         (915,633)      18,515,147
                                                    --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS               (16,502,522)      28,295,938
NET ASSETS
  Beginning of period                                  59,426,187       31,130,249
                                                    --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET
    INVESTMENT INCOME OF $563,936 AND $212,484,
    RESPECTIVELY)                                   $  42,923,665    $  59,426,187
                                                    --------------   --------------
                                                    --------------   --------------

38                     See Notes to Financial Statements

Phoenix Real Estate Securities Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  CLASS A
                                       -------------------------------------------------------------
                                                                                             FROM
                                                  YEAR ENDED NOVEMBER 30                  INCEPTION
                                       --------------------------------------------       3/1/95 TO
                                             1998             1997             1996        11/30/95
                                                                                          ----------
Net asset value, beginning of period   $    16.39       $    13.14       $    10.72       $   10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.55(4)(5)       0.49(4)(5)       0.53(5)         0.43(4)(5)
  Net realized and unrealized gain
    (loss)                                  (3.18)            3.52             2.50            0.55
                                       ----------            -----            -----       ----------
      TOTAL FROM INVESTMENT
        OPERATIONS                          (2.63)            4.01             3.03            0.98
                                       ----------            -----            -----       ----------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.44)           (0.51)           (0.59)          (0.26)
  Dividends from net realized gains         (1.07)           (0.25)           (0.02)             --
                                       ----------            -----            -----       ----------
      TOTAL DISTRIBUTIONS                   (1.51)           (0.76)           (0.61)          (0.26)
                                       ----------            -----            -----       ----------
Change in net asset value                   (4.14)            3.25             2.42            0.72
                                       ----------            -----            -----       ----------
NET ASSET VALUE, END OF PERIOD         $    12.25       $    16.39       $    13.14       $   10.72
                                       ----------            -----            -----       ----------
                                       ----------            -----            -----       ----------
Total return(1)                            (17.42)%          31.44%           29.20%           9.87%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $24,686          $36,336          $22,872         $13,842
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.31%            1.30%            1.30%           1.30%(2)
  Net investment income                      3.79%            3.34%            4.55%           5.79%(2)
Portfolio turnover                             11%              54%              24%              9%(3)

                                                                  CLASS B
                                       -------------------------------------------------------------
                                                                                             FROM
                                                  YEAR ENDED NOVEMBER 30                  INCEPTION
                                       --------------------------------------------       3/1/95 TO
                                             1998             1997             1996        11/30/95
                                                                                          ----------
Net asset value, beginning of period   $    16.32       $    13.10       $    10.68       $   10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.43(4)(6)       0.38(4)(6)       0.46(6)         0.36(4)(6)
  Net realized and unrealized gain
    (loss)                                  (3.15)            3.50             2.47            0.56
                                       ----------            -----            -----           -----
      TOTAL FROM INVESTMENT
        OPERATIONS                          (2.72)            3.88             2.93            0.92
                                       ----------            -----            -----           -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.34)           (0.41)           (0.49)          (0.24)
  Dividends from net realized gains         (1.07)           (0.25)           (0.02)             --
                                       ----------            -----            -----           -----
      TOTAL DISTRIBUTIONS                   (1.41)           (0.66)           (0.51)          (0.24)
                                       ----------            -----            -----           -----
Change in net asset value                   (4.13)            3.22             2.42            0.68
                                       ----------            -----            -----           -----
NET ASSET VALUE, END OF PERIOD         $    12.19       $    16.32       $    13.10       $   10.68
                                       ----------            -----            -----           -----
                                       ----------            -----            -----           -----
Total return(1)                            (18.01)%          30.44%           28.25%           9.21%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $18,237          $23,091           $8,259          $2.239
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         2.06%            2.05%            2.05%           2.05%(2)
  Net investment income                      3.07%            2.55%            3.95%           5.03%(2)
Portfolio turnover                             11%              54%              24%              9%(3)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.04, $0.07 and $0.12, respectively.
(6) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.04, $0.07 and $0.12, respectively.

                       See Notes to Financial Statements

PHOENIX EMERGING MARKETS BOND PORTFOLIO

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, PETER S. LANNIGAN, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix Emerging Markets Bond Portfolio seeks as its primary investment objective high current income. The secondary objective is long-term capital appreciation. The Fund invests in high-yield, high-risk debt securities issued by governments and corporations in emerging markets. Debt securities issued by foreign issuers entail greater risks of default, untimely interest and principal payments, and price volatility than higher-rated securities and may present problems of liquidation and valuation.

Q: HOW DID THE FUND PERFORM OVER THE LAST YEAR?

A: For the 12 months ended November 30, 1998, Class A shares returned (27.20)% and Class B shares returned (27.86)% compared with a return of (9.13)% for the J.P. Morgan Emerging Market Bond Index Plus(1). Since their inception on March 26, 1998, Class C shares returned (35.33)%, while the J.P. Morgan Emerging Market Bond Index Plus was down (16.51)% since March 31, 1998.

Q: WHAT WERE SOME OF THE FACTORS THAT AFFECTED PERFORMANCE?

A: During this reporting period, emerging markets worldwide experienced declines touched off by troubles in Southeast Asia that began last year. As has been widely reported by the press, the continuing global financial crisis has forced many foreign governments to devalue their currencies, and the devaluation of Russia's currency had a negative impact on the Fund. Russia had very strong results in the beginning of the year, but second-half results have been very laggard. Although short-term performance has been disappointing, we believe the long-term outlook will be positive once the global situation stabilizes.

Q: WHAT IS YOUR OUTLOOK FOR EMERGING MARKETS?

A: Despite recent weakness, our long-term outlook is constructive. It is important at times like this to keep a long-term perspective as, we believe, extreme market moves generally tend to reverse themselves over time. We have seen a number of market events like this over the last decade; for example, the "junk" bond panic of 1990-91 and the Mexican peso devaluation in 1994-95. Although both of these events triggered dips in the market, long-term investors were rewarded for their patience and conviction. Of course, past performance is no guarantee of future performance, and there can be no assurance that there will be a similar turnaround in emerging markets.

                                                               DECEMBER 22, 1998

(1) THE J.P. MORGAN EMERGING MARKET BOND INDEX PLUS (JP MORGAN EMBI+) IS AN UNMANAGED, COMMONLY USED MEASURE OF EMERGING MARKET DEBT TOTAL RETURN PERFORMANCE. THE INDEX TRACKS TOTAL RETURN FOR TRADED EXTERNAL DEBT INSTRUMENTS IN EMERGING MARKETS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix Emerging Markets Bond Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS(1)                         PERIODS ENDING 11/30/98

                                                           INCEPTION     INCEPTION
                                           1 YEAR         TO 11/30/98      DATE
Class A Shares at NAV(2)                  (27.20)%           10.02%       09/05/95
Class A Shares at POP(3)                  (30.66)             8.38        09/05/95
Class B Shares at NAV(2)                  (27.86)             9.14        09/05/95
Class B Shares with CDSC(4)               (30.01)             8.79        09/05/95
Class C Shares at NAV(2)                      --            (35.33)       03/26/98
Class C Shares with CDSC(4)                   --            (35.91)       03/26/98
JP Morgan EMBI+(7)                         (9.13)               --          Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for Class C shares are 1% in the first year and 0% thereafter.

(5) Index performance is 14.73% for Class A (since 9/5/95), 14.73% for Class B (since 9/5/95) and (16.51%) for Class C (since 3/31/98), respectively.

(6) This chart illustrates POP returns on Class A Shares and Class B Shares for ten years or inception date if inception date is earlier. Returns on Class B and C Shares will vary due to differing sales charges.

(7) The J.P. Morgan Emerging Market Bond Index Plus is an unmanaged, commonly used measure of emerging-market debt total return performance. The Index tracks total return for traded external debt instruments in emerging markets. The index is not available for direct investment.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                       PERIODS ENDING 11/30

                    Phoenix Emerging         Phoenix Emerging
                        Markets                 Markets           J.P. Morgan
                      Bond Class A(6)        Bond Class B(6)       EMBI+(7)
09/05/95                $9,523.81              $10,000.00         $10,000.00
11/30/95                $9,942.76              $10,422.48         $10,536.89
11/29/96               $15,926.31              $16,565.12         $15,531.11
11/28/97               $17,823.52              $18,399.67         $17,172.25
11/30/98               $12,975.32              $13,132.73         $15,604.64

This growth of $10,000 chart assumes an initial investment of $10,000 made on 9/5/95 in Class A and Class B shares and reflects the maximum sales charge of 4.75% on the initial investment for Class A. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

COUNTRY WEIGHTINGS                         11/30/98
As a percentage of net assets
Brazil                                       25%
Argentina                                    23%
Mexico                                       22%
Russia                                        5%
Ecuador                                       3%
Indonesia                                     3%
Venezuela                                     3%
Other                                        16%

Phoenix Emerging Markets Bond Portfolio

TEN LARGEST HOLDINGS AT NOVEMBER 30, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Republic of Argentina Bocon Pro1 M1                            7.1%
        FOREIGN GOVERNMENT SECURITY
    2.  Republic of Brazil NMB-L Bearer                                6.7%
        FOREIGN GOVERNMENT SECURITY
    3.  Brazil MYDFA Trust Certificate RegS                            6.4%
        FOREIGN GOVERNMENT SECURITY
    4.  Republic of Argentina RegS, 2/12/07                            5.5%
        FOREIGN GOVERNMENT SECURITY
    5.  Republic of Argentina RegS, 7/10/02                            5.2%
        FOREIGN GOVERNMENT SECURITY
    6.  APP Finance VII Mauritius, Ltd.                                3.0%
        FOREIGN CORPORATE BOND
    7.  Republic of Argentina Bocon Pre1 M1                            2.8%
        FOREIGN GOVERNMENT SECURITY
    8.  United Mexican States Global Bond, 5/15/26                     2.7%
        FOREIGN GOVERNMENT SECURITY
    9.  United Mexican States Global Bond, 9/15/16                     2.7%
        FOREIGN GOVERNMENT SECURITY
   10.  Algeria Tranch 1 Unaffected Loans                              2.5%
        FOREIGN GOVERNMENT SECURITY

                        INVESTMENTS AT NOVEMBER 30, 1998

                                            MOODY'S          PAR
                                             RATING         VALUE
                                          (Unaudited)       (000)            VALUE
                                          ------------   -----------     -------------
FOREIGN GOVERNMENT SECURITIES--68.2%
ALGERIA--2.5%
Algeria Tranch 1 Unaffected Loans
7.188%, 3/4/00(b).......................       NR        $     2,300     $   2,029,750
ARGENTINA--20.6%
Republic of Argentina Bocon Pre1 M1, PIK
interest capitalization, 2.909%,
4/1/01(b)...............................       Ba              2,513(e)      2,226,587
Republic of Argentina Bocon Pro1 M1, PIK
interest capitalization, 2.909%,
4/1/07(b)...............................       Ba              8,671(e)      5,669,526

Republic of Argentina RegS 8.75%,
7/10/02.................................       Ba              5,010(e)      4,202,894

Republic of Argentina RegS 11.75%,
2/12/07.................................       Ba              5,000(e)      4,394,541
                                                                         -------------
                                                                            16,493,548
                                                                         -------------
BRAZIL--16.8%
Brazil MYDFA Trust Certificate RegS
6.25%, 9/15/07(b).......................       NR              7,790         5,180,556

Republic of Brazil C Bond, PIK interest
capitalization, 8%, 4/15/14(b)..........       B                  88            58,292

Republic of Brazil FLIRB Registered 5%,
4/15/09(b)..............................       B               2,000         1,130,000

Republic of Brazil NMB-L Bearer 6.188%,
4/15/09(b)..............................       B               8,250         5,419,219

Republic of Brazil NMB-L Registered
Series RG 6.188%, 4/15/09(b)............       B               2,500         1,642,187

                                            MOODY'S          PAR
                                             RATING         VALUE
                                          (Unaudited)       (000)            VALUE
                                          ------------   -----------     -------------
BRAZIL--CONTINUED

Republic of Brazil Series EI-L 6.125%,
4/15/06(b)..............................       B         $        96     $      71,280
                                                                         -------------
                                                                            13,501,534
                                                                         -------------
BULGARIA--2.2%
Republic of Bulgaria FLIRB RegA 2.50%,
7/28/12(b)..............................       B               1,250           768,750

Republic of Bulgaria FLIRB Series A
Bearer Euro 2.50%, 7/28/12(b)...........       B               1,615           993,225
                                                                         -------------
                                                                             1,761,975
                                                                         -------------
ECUADOR--3.2%
Ecuador Bearer PDI Euro, PIK interest
capitalization, 6.625%, 2/17/15(b)......       B               3,123         1,546,061

Ecuador Global Bearer Series IE 6.563%,
12/21/04(b).............................       B                 825           585,750

Ecuador Registered PDI Euro, PIK
interest capitalization, 6.625%,
2/27/15(b)..............................       B                 905           448,135
                                                                         -------------
                                                                             2,579,946
                                                                         -------------
IVORY COAST--0.1%
Ivory Coast FLIRB Series FRF 2%,
3/29/18(b)(k)...........................       NR                950(f)         49,416

Ivory Coast PDI Series FRF 1.90%,
12/29/49(b)(k)..........................       NR                630(f)         33,882
                                                                         -------------
                                                                                83,298
                                                                         -------------

42                     See Notes to Financial Statements

Phoenix Emerging Markets Bond Portfolio

                                            MOODY'S          PAR
                                             RATING         VALUE
                                          (Unaudited)       (000)            VALUE
                                          ------------   -----------     -------------
KOREA--2.5%
Korean Won Denominated Bond 0%,
4/26/99.................................       NR        $     2,600(i)  $   2,004,671
MEXICO--6.8%
United Mexican States 6.63%,
12/31/19(j).............................       Ba              8,250(f)      1,152,862
United Mexican States Global Bond
11.375%, 9/15/16........................       Ba              2,000         2,135,000

United Mexican States Global Bond
11.50%, 5/15/26.........................       Ba              2,050         2,198,625
                                                                         -------------
                                                                             5,486,487
                                                                         -------------
MOROCCO--1.0%
Morocco Restructure & Consolidation
Agreement Series A 6.063%, 1/1/09(b)....       NR              1,000           815,000
NIGERIA--1.6%
Nigeria Promissory Notes 5.092%,
1/5/10..................................       NR              1,841         1,241,927
PANAMA--0.8%
Republic of Panama 8.875%, 9/30/27......       Ba                700           663,250
PERU--0.7%
Peru FLIRB 3.25%, 3/7/17(b).............     BB(d)             1,000           567,500
POLAND--1.5%
Poland Treasury Bill 0%, 1/13/99........       NR              4,310(g)      1,217,093
RUSSIA--5.1%
Russia Federal Loan Bond Series 25022
15%, 2/23/00............................       NR             25,556(h)        592,843

Russia IAN Series U.S. 6.625%,
12/15/15................................       Ca                197            25,164

Russia Principal Loans, PIK interest
capitalization, 6.625%,
12/15/20(b)(l)..........................       NR                250            17,188

Russia Treasury Bill OFZ 14%, 9/12/01...       NR             52,885(h)        438,558
Russian Federated Government Bond 144A
11%, 7/24/18(c).........................       B               5,418         1,381,590

Russian Federated Government Bond RegS
11%, 7/24/18............................       B               6,500         1,657,500
                                                                         -------------
                                                                             4,112,843
                                                                         -------------
VENEZUELA--2.8%
Republic of Venezuela DCB Series DL
6.625%, 12/18/07(b).....................       B               1,131           647,469

Republic of Venezuela FLIRB Series A
6.125%, 3/31/07(b)......................       B               1,619           890,472

                                            MOODY'S          PAR
                                             RATING         VALUE
                                          (Unaudited)       (000)            VALUE
                                          ------------   -----------     -------------
VENEZUELA--CONTINUED

Republic of Venezuela FLIRB Series B
6.125%, 3/31/07(b)......................       B         $     1,214     $     667,854
                                                                         -------------
                                                                             2,205,795
                                                                         -------------
--------------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $56,794,106)                                               54,764,617
--------------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS--29.0%
ARGENTINA--2.0%
Acindar Industria Argentina de Aceros SA
11.25%, 2/15/04 (Iron & Steel)..........       B               1,000           855,000

Imasac 11%, 5/2/05 (Broadcasting
(Television, Radio & Cable))............       B               1,000           745,000
                                                                         -------------
                                                                             1,600,000
                                                                         -------------
BRAZIL--8.6%
Globo Communicacoes Co. 144A 10.625%,
12/5/08 (Telecommunications (Long
Distance))(c)...........................       B               1,100           825,000

Localiza Rent a Car 10.25%, 10/1/05
(Services (Commercial & Consumer))......       B               1,500           930,000

MRS. Logistica SA RegS Series A 9%,
8/15/05 (Transportation (Railroads))....      B(d)             2,000         1,515,400

MRS. Logistica SA RegS Series B 10.625%,
8/15/05 (Transportation (Railroads))....      B(d)             1,500           818,400

Petroleo Ipirang 10.625%, 2/25/02 (Oil &
Gas)(b).................................       NR              1,000           905,000

Tevecap SA Senior Notes 12.625%,
11/26/04 (Broadcasting (Television,
Radio & Cable)).........................       B               1,600         1,080,000

TV Bandeirantes 144A 12.875%, 5/15/06
(Publishing (Newspapers))(c)............       B               1,500           825,000
                                                                         -------------
                                                                             6,898,800
                                                                         -------------
INDONESIA--3.0%
APP Finance II Mauritius, Ltd. 0%,
12/29/49(b).............................      Caa              3,890         2,372,900
JAMAICA--1.4%
Mechala Group Jamaica Series B 12.75%,
12/30/99 (Engineering & Construction)...       NR              1,500         1,132,500

                       See Notes to Financial Statements                      43

Phoenix Emerging Markets Bond Portfolio

                                            MOODY'S          PAR
                                             RATING         VALUE
                                          (Unaudited)       (000)            VALUE
                                          ------------   -----------     -------------
MEXICO--13.1%
Azteca Holdings SA 11%, 6/15/02
(Broadcasting (Television, Radio &
Cable)).................................       B         $     1,000     $     890,000

Bufete Industrial RegS Series B-22
11.375%, 7/15/99 (Engineering &
Construction)...........................       B                 500           407,500
Corporacion Geo SA de C.V. RegS Series 1
10%, 5/23/02
(Homebuilding)..........................       NR                610           527,650

Dine SA de C.V. RegS 8.75%, 10/15/07
(Diversified)...........................       Ba                745           666,775

Grupo Elektra SA de C.V. 12.75%, 5/15/01
(Banks (Major Regional))................      B(d)             1,000           955,000

Grupo Industrial Durango 12%, 7/15/01
(Paper & Forest Products)...............       B                 800           756,000

Grupo Industrial Durango 12.625%, 8/1/03
(Paper & Forest Products)...............       B               2,000         1,850,000

Innova S de R.L. Sr. Notes 12.875%,
4/1/07 (Broadcasting (Television, Radio
& Cable))...............................       B               1,000           795,000
Sanluis Corp SA de C.V. 8.875%, 3/18/08
(Auto Parts & Equipment)................       NR              1,000           825,000

Transporte Maritma Yankee Senior Notes
10%, 11/15/06 (Services (Commercial &
Consumer))..............................       Ba              1,000           860,000

Vicap SA 11.375%, 5/15/07 (Banks (Money
Center))................................       Ba              2,100         1,953,000
                                                                         -------------
                                                                            10,485,925
                                                                         -------------

                                            MOODY'S          PAR
                                             RATING         VALUE
                                          (Unaudited)       (000)            VALUE
                                          ------------   -----------     -------------
NETHERLANDS--0.9%
TJIWI Kim-Global 13.25%, 8/1/01 (Paper &
Forest Products)........................      Caa        $     1,000     $     735,000
RUSSIA--0.0%
Unexim International Finance RegS
9.875%, 8/1/00 (Banks (Money Center))...       Ca                200            15,000
--------------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $23,651,955)                                               23,240,125
--------------------------------------------------------------------------------------
FOREIGN CONVERTIBLE BONDS--0.3%
CANADA--0.3%
PLD Telekom Cv. 144A 9%, 6/1/06
(Telephone)(c)..........................       NR                600           225,000
--------------------------------------------------------------------------------------
TOTAL FOREIGN CONVERTIBLE BONDS
(IDENTIFIED COST $750,000)                                                     225,000
--------------------------------------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS--97.5%
(IDENTIFIED COST $81,196,061)                                               78,229,742
                                                                         -------------

TOTAL INVESTMENTS--97.5%
(IDENTIFIED COST $81,196,061)                                               78,229,742(a)
Cash and receivables, less liabilities--2.5%                                 1,969,430
                                                                         -------------
NET ASSETS--100.0%                                                       $  80,199,172
                                                                         -------------
                                                                         -------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $5,913,750 and gross depreciation of $12,201,280 for federal income tax purposes. At November 30, 1998, the aggregate cost of securities for federal income tax purposes was $84,517,272.
(b) Variable or step coupon security; interest rate reflects the rate currently in effect.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1998, these securities amounted to a value of $3,256,590 or 4.1% of net assets.
(d)  As rated by Standard & Poor's, Fitch or Duff & Phelps.
(e)  Par value represents Argentine Pesos.
(f)  Par value represents French Francs.
(g)  Par value represents Polish Zloty.
(h)  Par value represents Russian Rubles.
(i)  Par value represents South Korean Won rounded in millions.
(j)  Rights incorporated as a unit.
(k)  Non-income producing.
(l)  Security defaulted subsequent to November 30, 1998.

44                     See Notes to Financial Statements

Phoenix Emerging Markets Bond Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $81,196,061)                               $   78,229,742
Cash                                                               1,094,350
Receivables
  Investment securities sold                                       3,140,067
  Interest                                                         2,173,419
  Fund shares sold                                                 1,455,780
                                                              --------------
    Total assets                                                  86,093,358
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  5,394,296
  Fund shares repurchased                                            323,944
  Investment advisory fee                                             46,730
  Distribution fee                                                    37,647
  Transfer agent fee                                                   9,441
  Financial agent fee                                                  7,090
  Trustees' fee                                                        5,515
Accrued expenses                                                      69,523
                                                              --------------
    Total liabilities                                              5,894,186
                                                              --------------
NET ASSETS                                                    $   80,199,172
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  131,968,368
Distributions in excess of net investment income                     (50,697)
Accumulated net realized loss                                    (48,714,714)
Net unrealized depreciation                                       (3,003,785)
                                                              --------------
NET ASSETS                                                    $   80,199,172
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $41,724,985)                 5,795,710
Net asset value per share                                              $7.20
Offering price per share $7.20/(1-4.75%)                               $7.56
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $37,269,642)                 5,223,771
Net asset value and offering price per share                           $7.13

CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,204,545)                    168,054
Net asset value and offering price per share                           $7.17

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
Interest                                                      $   15,021,162
Foreign taxes withheld                                              (228,185)
                                                              --------------
    Total investment income                                       14,792,977
                                                              --------------
EXPENSE
Investment advisory fee                                              730,717
Distribution fee, Class A                                            142,226
Distribution fee, Class B                                            400,847
Distribution fee, Class C                                              4,491
Financial agent fee                                                   94,013
Transfer agent                                                       155,061
Custodian                                                             69,768
Professional                                                          35,321
Registration                                                          35,213
Printing                                                              17,591
Trustees                                                              17,063
Miscellaneous                                                          2,434
                                                              --------------
    Total expenses                                                 1,704,745
                                                              --------------
NET INVESTMENT INCOME                                             13,088,232
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                  (39,143,275)
Net realized loss on foreign currency transactions                (4,055,155)
Net realized gain on written options                                  49,783
Net change in unrealized appreciation (depreciation)
  on investments                                                   1,606,800
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions                 (37,466)
                                                              --------------
NET LOSS ON INVESTMENTS                                          (41,579,313)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  (28,491,081)
                                                              --------------
                                                              --------------

                       See Notes to Financial Statements                      45

Phoenix Emerging Markets Bond Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended       Year Ended
                                                       11/30/98         11/30/97
                                                    --------------   --------------
FROM OPERATIONS
  Net investment income                             $   13,088,232   $    7,435,613
  Net realized gain (loss)                             (43,148,647)       1,466,964
  Net change in unrealized appreciation
    (depreciation)                                       1,569,334       (7,091,439)
                                                    --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                    (28,491,081)       1,811,138
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                        (5,581,936)      (4,916,690)
  Net investment income, Class B                        (3,942,930)      (2,280,551)
  Net investment income, Class C                           (54,521)              --
  Net realized gains, Class A                           (1,201,906)      (4,477,700)
  Net realized gains, Class B                             (697,910)      (1,490,259)
  Net realized gains, Class C                                   --               --
  In excess of net realized gains, Class A              (6,002,330)              --
  In excess of net realized gains, Class B              (3,485,367)              --
  In excess of net realized gains, Class C                      --               --
  Tax return of capital, Class A                        (1,984,297)              --
  Tax return of capital, Class B                        (1,343,438)              --
  Tax return of capital, Class C                           (14,524)              --
                                                    --------------   --------------

  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                       (24,309,159)     (13,165,200)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (2,907,456 and
    4,047,705 shares, respectively)                     27,208,118       56,372,468
  Net asset value of shares issued from
    reinvestment of distributions
    (1,029,832 and 636,006 shares, respectively)        10,935,153        8,387,234
  Cost of shares repurchased (3,428,413 and
    1,401,387 shares, respectively)                    (34,342,515)     (19,377,800)
                                                    --------------   --------------
Total                                                    3,800,756       45,381,902
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (3,220,244 and
    2,934,383 shares, respectively)                     30,065,148       41,013,074
  Net asset value of shares issued from
    reinvestment of distributions
    (492,109 and 163,679 shares, respectively)           4,864,295        2,172,877
  Cost of shares repurchased (1,516,158 and
    727,786 shares, respectively)                      (13,762,067)     (10,039,719)
                                                    --------------   --------------
Total                                                   21,167,376       33,146,232
                                                    --------------   --------------
CLASS C
  Proceeds from sales of shares (170,364 and 0
    shares, respectively)                                1,509,747               --
  Net asset value of shares issued from
    reinvestment of distributions
    (2,515 and 0 shares, respectively)                      19,878               --
  Cost of shares repurchased (4,825 and 0 shares,
    respectively)                                          (46,423)              --
                                                    --------------   --------------
Total                                                    1,483,202               --
                                                    --------------   --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS        26,451,334       78,528,134
                                                    --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS                (26,348,906)      67,174,072
NET ASSETS
  Beginning of period                                  106,548,078       39,374,006
                                                    --------------   --------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS
    OF NET INVESTMENT INCOME AND UNDISTRIBUTED NET
    INVESTMENT INCOME OF $(50,697) AND $362,088,
    RESPECTIVELY)                                   $   80,199,172   $  106,548,078
                                                    --------------   --------------
                                                    --------------   --------------

46                     See Notes to Financial Statements

Phoenix Emerging Markets Bond Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                               CLASS A
                                       -------------------------------------------------------
                                                                                       FROM
                                                YEAR ENDED NOVEMBER 30              INCEPTION
                                       ----------------------------------------     9/5/95 TO
                                          1998              1997           1996      11/30/95
                                                                                    ----------
Net asset value, beginning of period   $    12.84     $    14.80     $    10.18     $    10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      1.32           1.38(4)        1.26(5)        0.25(4)(5)
  Net realized and unrealized gain
    (loss)                                  (4.22)          0.17           4.56           0.18
                                            -----          -----          -----          -----
      TOTAL FROM INVESTMENT
        OPERATIONS                          (2.90)          1.55           5.82           0.43
                                            -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (1.00)         (1.28)         (1.20)         (0.25)
  Dividends from net realized gains         (0.23)         (2.23)            --             --
  Distributions in excess of net
    realized gains                          (1.16)            --             --             --
  Return of capital                         (0.35)            --             --             --
                                            -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                   (2.74)         (3.51)         (1.20)         (0.25)
                                            -----          -----          -----          -----
Change in net asset value                   (5.64)         (1.96)          4.62           0.18
                                            -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD         $     7.20     $    12.84     $    14.80     $    10.18
                                            -----          -----          -----          -----
                                            -----          -----          -----          -----
Total return(1)                            (27.20)%        11.91%         60.18%          4.40%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $41,725        $67,875        $29,661        $12,149
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.43%          1.40%(7)       1.50%          1.50%(2)
  Net investment income                     13.74%          9.90%         10.41%         10.48%(2)
Portfolio turnover                            405%           614%           378%            38%(3)

                                                               CLASS B
                                       -------------------------------------------------------
                                                                                       FROM
                                                YEAR ENDED NOVEMBER 30              INCEPTION
                                       ----------------------------------------     9/5/95 TO
                                          1998              1997           1996      11/30/95
                                                                                    ----------
Net asset value, beginning of period   $    12.77     $    14.78     $    10.18     $    10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      1.23           1.26(4)        1.19(6)        0.22(4)(6)
  Net realized and unrealized gain
    (loss)                                  (4.18)          0.18           4.53           0.20
                                            -----          -----          -----          -----
      TOTAL FROM INVESTMENT
        OPERATIONS                          (2.95)          1.44           5.72           0.42
                                            -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.97)         (1.22)         (1.12)         (0.24)
  Dividends from net realized gains         (0.23)         (2.23)            --             --
  Distributions in excess of net
    realized gains                          (1.16)            --             --             --
  Return of capital                         (0.33)            --             --             --
                                            -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                   (2.69)         (3.45)         (1.12)         (0.24)
                                            -----          -----          -----          -----
Change in net asset value                   (5.64)         (2.01)          4.60           0.18
                                            -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD         $     7.13     $    12.77     $    14.78     $    10.18
                                            -----          -----          -----          -----
                                            -----          -----          -----          -----
Total return(1)                            (27.86)%        11.07%         58.94%          4.22%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $37,270        $38,673         $9,713           $596
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         2.20%          2.15%(7)       2.25%          2.25%(2)
  Net investment income                     12.98%          9.14%          9.79%         10.29%(2)
Portfolio turnover                            405%           614%           378%            38%(3)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.
(6) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.
(7) For the year ended November 30, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees. Prior period ratios include these amounts.

                       See Notes to Financial Statements                      47

Phoenix Emerging Markets Bond Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                            CLASS C
                                           ----------
                                              FROM
                                           INCEPTION
                                           3/26/98 TO
                                            11/30/98
                                           ----------
Net asset value, beginning of period       $    12.25
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                          0.85(4)
  Net realized and unrealized gain
    (loss)                                      (5.10)
                                                -----
      TOTAL FROM INVESTMENT OPERATIONS          (4.25)
                                                -----
LESS DISTRIBUTIONS
  Dividends from net investment income          (0.66)
  Dividends from net realized gains                --
  Distributions in excess of net
    realized gains                                 --
  Return of capital                             (0.17)
                                                -----
      TOTAL DISTRIBUTIONS                       (0.83)
                                                -----
Change in net asset value                       (5.08)
                                                -----
NET ASSET VALUE, END OF PERIOD             $     7.17
                                                -----
                                                -----
Total return(1)                                (35.33)%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $1,205

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             2.29%(2)
  Net investment income                         15.59%(2)
Portfolio turnover                                405%(3)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.

48                     See Notes to Financial Statements

PHOENIX STRATEGIC INCOME PORTFOLIO

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, DAVID L. ALBRYCHT, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks to maximize current income by investing in debt securities. Capital appreciation is a secondary objective. Investors should note that the Fund may invest in foreign investments, which pose added risks, such as currency fluctuation, less public disclosure, and political and economic uncertainty, and high-yield securities, which are generally subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed-income securities.

Q: HOW HAS THE FUND PERFORMED?

A: Since their inception on March 27, 1998, Class A shares returned (12.89)%, and Class B and Class C shares returned (13.25)% and (13.15)%, respectively compared with a return of 6.83% for the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.(1) For the 12 months ending November 30, 1998, Class X shares returned (8.63)% compared with a return of 9.45% for the benchmark. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: The disappointing performance was due to our exposure to more credit-sensitive sectors of the bond market. During 1998, the world financial markets have been experiencing a global "flight to quality" that has been driven by the financial crises in Asia and Russia. U.S. Treasuries have been the sole benefactor, while the biggest losers have been higher-yielding sectors, such as emerging-markets and domestic high-yield, two of our largest portfolio positions.

Q: WHAT IS YOUR CURRENT STRATEGY?

A: The two biggest risks in fixed income investing are interest rate risk and credit risk. Our investment approach does not try to anticipate the direction of interest rates. Instead, we seek to add value by identifying undervalued sectors of the bond market. This contrarian approach is one that requires discipline and conviction, but has served us well in the past. Of course, past performance is no guarantee of future results.

    We will continue to follow our value-oriented investment approach, overweighting those sectors where we find the best values. Despite recent weakness, our long-term outlook remains constructive. We feel the market has overreacted to global events, resulting in extraordinary values for long-term investors. We will continue to maintain a well-diversified portfolio (investing across 12 market sectors), with exposure to more credit-sensitive sectors, which we perceive to be considerably undervalued.

Q: WHAT IS YOUR OUTLOOK?

A: It is important at times like this to keep a long-term perspective as extreme market moves like the one we are currently experiencing generally reverse themselves over time. We have seen a number of market events like this over the last decade. Two that most resemble the current situation were the "junk" bond panic of 1990-91 and the Mexican peso devaluation in 1994-95. Although both of these events triggered dips in the market, long-term investors were rewarded for their patience and conviction. Of course, past performance is no guarantee of future performance, and there can be no assurance that there will be a similar turnaround in emerging markets.

                                                               DECEMBER 15, 1998

(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF BROAD BOND MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix Strategic Income Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 11/30/98

                                                                       INCEPTION     INCEPTION
                                          1 YEAR      5 YEAR          TO 11/30/98      DATE
Class A Shares at NAV(2)                    --          --              (12.89)%     03/27/98
Class A Shares at POP(3)                    --          --              (17.05)      03/27/98

Class B Shares at NAV(2)                    --          --              (13.25)      03/27/98
Class B Shares with CDSC(4)                 --          --              (17.13)      03/27/98

Class C Shares at NAV(2)                    --          --              (13.15)      03/27/98
Class C Shares with CDSC(4)                 --          --              (13.95)      03/27/98

Class X Shares at NAV(2)                  (8.63)%      4.81%              5.19       04/01/93

Lehman Brothers Aggregate Bond Index(7)    9.45        7.33                 --         Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

(5) Index performance is 6.83% for Class A, B and C Shares (since 3/27/98) and 7.32% for Class X (since 4/1/93), respectively.

(6) This chart illustrates NAV returns on Class X Shares for ten years or at inception date whichever is less. Returns on Class A, Class B and C Shares will vary due to differing sales charges.

(7) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The index is not available for direct investment.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                        PERIODS ENDING 11/30

                       Phoenix Strategic         Lehman Brothers
                            Income                  Aggregate
                      Portfolio Class X(6)        Bond Index(7)
4/1/93                    $10,000.00               $10,000.00
11/30/93                  $10,534.83               $10,482.46
11/30/94                   $9,981.20               $10,161.68
11/30/95                  $11,642.98               $11,954.86
11/30/96                  $13,426.91               $12,680.66
11/30/97                  $14,579.49               $13,638.04
11/30/98                  $13,321.98               $14,927.24

This growth of $10,000 chart assumes an initial investment of $10,000 made on 4/1/93 in Class X shares . Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                              11/30
As a percentage of net assets

Corporate                                       33%
Foreign Government                              30%
Non-Agency Mortgage                             20%
Foreign Corporate                               12%
Municipal Bonds                                  5%

Phoenix Strategic Income Portfolio

TEN LARGEST HOLDINGS AT NOVEMBER 30, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  United Mexican States Global Bond, 5/15/26                     4.3%
        FOREIGN GOVERNMENT SECURITY
    2.  Republic of Brazil C Bond                                      3.8%
        FOREIGN GOVERNMENT SECURITY
    3.  GE Mortgage Services, Inc.                                     3.6%
        NON-AGENCY MORTGAGE-BACKED SECURITY
    4.  Republic of Argentina RegS                                     3.6%
        FOREIGN GOVERNMENT SECURITY
    5.  Republic of Argentina Series WW                                3.4%
        FOREIGN GOVERNMENT SECURITY
    6.  ContiMortgage Home Equity Loan Trust                           3.2%
        NON-AGENCY MORTGAGE-BACKED SECURITY
    7.  Republic of Bulgaria IAB Series PDI Euro                       3.0%
        FOREIGN GOVERNMENT SECURITY
    8.  Dupont (E.I.) de Nemours & Co.                                 2.8%
        COMMERCIAL PAPER
    9.  Poland Treasury Bill                                           2.7%
        FOREIGN GOVERNMENT SECURITY
   10.  Teligent, Inc. Sr. Notes                                       2.6%
        CORPORATE BOND

                        INVESTMENTS AT NOVEMBER 30, 1998

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)       VALUE
                                          ------------   -------   -----------

MUNICIPAL BONDS--4.9%

FLORIDA--0.8%
University of Miami Exchangeable Revenue
Bond Series A Taxable 7.65%,
4/1/20(c)...............................      Aaa        $   45    $    48,769
ILLINOIS--2.3%
Illinois Educational Facilities
Authority Revenue Bond--Loyola
University Series A Taxable 7.84%,
7/1/24..................................      Aaa           125        140,625
PENNSYLVANIA--1.8%
Pennsylvania Economic Development
Financing Authority Recycling Revenue
Bond Series B 9.25%, 1/1/12(e)(h).......       NR           200        114,000
------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $378,170)                                             303,394
------------------------------------------------------------------------------
CORPORATE BONDS--32.3%

COMPUTERS (SOFTWARE & SERVICES)--1.6%
PSINET, Inc. Series B 10%, 2/15/05......       B            100        101,000

COSMETICS/PERSONAL CARE--2.2%
Revlon Consumer Products Sr. Notes
8.625%, 2/1/08..........................       B             75         74,250

Revlon Consumer Products Sr. Notes 144A
9%, 11/1/06(b)..........................       B             60         62,175
                                                                   -----------
                                                                       136,425
                                                                   -----------

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)       VALUE
                                          ------------   -------   -----------

GAMING, LOTTERY & PARIMUTUEL COMPANIES--1.1%
Mashantucket Pequot Tribe Revenue Bond
Series A 144A 6.57%, 9/1/13(b)..........      Aaa        $   70    $    70,525

HEALTH CARE (DIVERSIFIED)--3.7%
Bally Total Fitness Holding Corp. Sr.
Notes Series B, 9.875%, 10/15/07........       B            150        148,875

Global Health Sciences Series 11%,
5/1/08..................................      Caa           100         80,000
                                                                   -----------
                                                                       228,875
                                                                   -----------

HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--1.2%
Schein Pharmaceutical, Inc. 8.467%,
12/15/04(c).............................       B             85         74,800

MANUFACTURING (SPECIALIZED)--3.2%
Indesco International, Inc. Sr. Notes
9.75%, 4/15/08..........................       B            100         94,000

Nortek, Inc. Sr. Notes 9.875%, 3/1/04...       B            100        103,750
                                                                   -----------
                                                                       197,750
                                                                   -----------

METALS MINING--0.8%
NSM Steel, Inc. 144A 12%, 2/1/06(b).....      Caa           200         50,000

OFFICE EQUIPMENT & SUPPLIES--1.2%
U.S. Office Products Co. Sr. Notes 144A
9.75%, 6/15/08(b).......................       B            100         74,000

OIL & GAS (EXPLORATION & PRODUCTION)--3.6%
Forcenergy, Inc. Sr. Notes Series B
8.50%, 2/15/07..........................       B            175        149,625

                       See Notes to Financial Statements                      51

Phoenix Strategic Income Portfolio

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)       VALUE
                                          ------------   -------   -----------
OIL & GAS (EXPLORATION & PRODUCTION)--CONTINUED
Lomak Petroleum, Inc. 8.75%, 1/15/07....       B         $   75    $    71,250
                                                                   -----------
                                                                       220,875
                                                                   -----------

PAPER & FOREST PRODUCTS--1.6%
Buckeye Technologies, Inc. Sr. Notes 8%,
10/15/10................................       Ba           100         99,500
SERVICES (COMMERCIAL & CONSUMER)--1.6%
Anthony Crane Rentals Sr. Notes 144A
10.375%, 8/1/08(b)......................       B            100         97,250

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--6.5%
Comcast Cellular Holdings, Inc. Sr.
Notes Series B 9.50%, 5/1/07............       Ba           100        107,750

Pathnet, Inc. Sr. Notes 12.25%,
4/15/08.................................       NR           175        133,000
Teligent, Inc. Sr. Notes 11.50%,
12/1/07.................................      Caa           170        163,200
                                                                   -----------
                                                                       403,950
                                                                   -----------

TELECOMMUNICATIONS (LONG DISTANCE)--2.5%
RCN Corp. Sr. Notes Series B, 0%,
2/15/08(c)..............................       B            275        151,250

TELEPHONE--1.5%
FirstCom Corp. Sr. Notes 144A 14%,
10/27/07(b).............................       NR           170         90,525
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $2,361,055)                                         1,996,725
------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--19.6%

ContiMortgage Home Equity Loan Trust
98-1, B 7.86%, 4/15/29..................      Baa           200        197,812

DLJ Mortgage Acceptance Corp. 144A
97-CF2, B2 7.14%, 11/15/08(b)...........      Baa           100         91,000

First Chicago/Lennar Trust 97-CHL1, E
144A 8.129%, 2/28/11(b).................      B(d)          175        133,547

GE Capital Mortgage Services, Inc. 96-8,
2A5 7.50%, 5/25/26......................     AAA(d)         219        223,225
Norwest Asset Securities Corp. 96-3, B2
7.25%, 9/25/26..........................     BBB(d)         147        144,183

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)       VALUE
                                          ------------   -------   -----------

Resolution Trust Corp. 92-C3, B 9.05%,
8/25/23.................................     AA(d)       $  119    $   118,956

Structured Asset Securities Corp. 95-C1,
D 7.375%, 9/25/24(j)....................     BBB(d)         150        150,187

Structured Asset Securities Corp. 95-C4,
D 7%, 6/25/26(j)........................     BBB(d)         150        149,344
------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $1,225,121)                                         1,208,254
------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--29.2%

ARGENTINA--6.9%
Republic of Argentina RegS 11.75%,
2/12/07.................................       Ba         250(f)       219,727
Republic of Argentina Series WW 11%,
12/4/05.................................       Ba           200        209,500
                                                                   -----------
                                                                       429,227
                                                                   -----------

BRAZIL--3.8%
Republic of Brazil C Bond, PIK interest
capitalization, 8%, 4/15/14(c)..........       B            353        233,168

BULGARIA--3.5%
Republic of Bulgaria FLIRB Series A
Bearer Euro 2.50%, 7/28/12(c)...........       B             50         30,750

Republic of Bulgaria IAB Series PDI Euro
6.688%, 7/28/11(c)......................       B            250        183,437
                                                                   -----------
                                                                       214,187
                                                                   -----------

ECUADOR--2.5%
Ecuador Bearer PDI Euro, PIK interest
capitalization, 6.625%, 2/17/15(c)......       B            311        154,047

KOREA--1.6%
Republic of Korea 8.75%, 4/15/03........       Ba           100        100,438

MEXICO--5.6%
United Mexican States Global Bond
11.375%, 9/15/16........................       Ba            80         85,400

United Mexican States Global Bond
11.50%, 5/15/26.........................       Ba           245        262,763
                                                                   -----------
                                                                       348,163
                                                                   -----------

52                     See Notes to Financial Statements

Phoenix Strategic Income Portfolio

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)       VALUE
                                          ------------   -------   -----------
PERU--1.3%
Peru PDI 4%, 3/7/17(c)..................     BB(d)       $  125    $    78,750

POLAND--3.1%
Poland Bearer PDI 5%, 10/27/14(c).......      Baa            25         23,453
Poland Treasury Bill 0%, 1/13/99........       NR           600(g)     167,130
                                                                   -----------
                                                                       190,583
                                                                   -----------
RUSSIA--0.9%
Russia IAN Series U.S. 6.625%,
12/2/15(c)..............................       Ca           259         32,993
Russia Principal Loans, PIK interest
capitalization, 6.625%, 12/15/15(i).....       NR           350         24,063
                                                                   -----------
                                                                        57,056
                                                                   -----------
------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $2,283,216)                                         1,805,619
------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--11.7%
BERMUDA--1.1%
AES China Generating Co. Yankee 10.125%,
12/15/06................................     Ba(d)          100         68,000

CANADA--0.5%
Metronet Communications Corp. Sr. Notes
0%, 6/15/08(c)..........................       B             50         31,500
INDONESIA--1.0%
APP Finance VII Mauritius, Ltd. 12%,
12/29/49(c).............................      Caa           100         61,000
JAPAN--2.4%
SB Treasury Co. LLC Series A 144A 9.4%,
12/29/49(b)(c)..........................      Baa           150        148,777

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)       VALUE
                                          ------------   -------   -----------

MEXICO--1.3%
Innova S de R.L. Sr. Notes 12.875%,
4/1/07..................................       B         $  100    $    79,500

NETHERLANDS--3.3%
Kazkommertsbank International 144A
11.25%, 5/8/01(b).......................       B            100         51,000

Netia Holdings BV Yankee Series B, 0%,
11/1/07(e)..............................       B            250        156,250
                                                                   -----------
                                                                       207,250
                                                                   -----------

UNITED KINGDOM--2.1%
RSL Communications PLC Yankee 0%,
3/1/08(c)...............................       B            225        127,687
------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $890,763)                                             723,714
------------------------------------------------------------------------------

                                                         SHARES
                                                         -------

WARRANTS--0.2%

SERVICES (DATA PROCESSING)--0.2%
FirstCom, Corp. 144A Warrants(b)(e).....       NR         5,950          8,925

TELEPHONE--0.0%
Pathnet, Inc. 144A Warrants(b)(e).......       NR           175            175
------------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                                     9,100
------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.9%
(IDENTIFIED COST $7,138,325)                                         6,046,806
------------------------------------------------------------------------------

                       See Notes to Financial Statements                      53

Phoenix Strategic Income Portfolio

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)       VALUE
                                          ------------   -------   -----------

SHORT-TERM OBLIGATIONS--2.8%

COMMERCIAL PAPER--2.8%
Dupont (E.I.) de Nemours & Co. 4.91%,
12/7/98.................................      A-1+       $  175    $   174,857
------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $174,857)                                             174,857
------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.7%
(IDENTIFIED COST $7,313,182)                                          6,221,663(a)
Cash and receivables, less liabilities--(0.7%)                          (45,991)
                                                                   ------------
NET ASSETS--100.0%                                                 $  6,175,672
                                                                   ------------
                                                                   ------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $129,122 and gross depreciation of $1,243,108 for federal income tax purposes. At November 30, 1998, the aggregate cost of securities for federal income tax purposes was $7,335,649.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1998, these securities amounted to a value of $877,899 or 14.2% of net assets.
(c) Variable or step coupon security; the interest rate shown reflects the rate currently in effect.
(d)  As rated by Standard & Poor's, Fitch, or Duff & Phelps.
(e)  Non-income producing
(f)  Par value represents Argentine Pesos.
(g)  Par value represents Polish Zloty.
(h)  Security in default.
(i)  Security defaulted subsequent to November 30, 1998.
(j)  All or a portion segregated as collateral.

54                     See Notes to Financial Statements

Phoenix Strategic Income Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $7,313,182)                                $    6,221,663
Cash                                                                  56,387
Receivables
  Investments securities sold                                         61,134
  Interest                                                           135,762
  Receivable from advisor                                             40,123
                                                              --------------
    Total assets                                                   6,515,069
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                    262,430
  Transfer agent fee                                                  17,104
  Trustees' fee                                                        5,515
  Financial agent fee                                                  2,710
  Distribution fee                                                       329
Accrued expenses                                                      51,309
                                                              --------------
    Total liabilities                                                339,397
                                                              --------------
NET ASSETS                                                    $    6,175,672
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $    7,421,422
Undistributed net investment income                                   23,078
Accumulated net realized loss                                       (177,309)
Net unrealized depreciation                                       (1,091,519)
                                                              --------------
NET ASSETS                                                    $    6,175,672
                                                              --------------
                                                              --------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $5,652,819)                    705,966
Net asset value and offering price per share                           $8.01
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $182,530)                       22,833
Net asset value per share                                              $7.99
Offering price per share $7.99/(1-4.75%)                               $8.39
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $223,804)                       28,030
Net asset value and offering price per share                           $7.98
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $116,519)                       14,591
Net asset value and offering price per share                           $7.99

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
Interest                                                      $      628,142
Dividends                                                              9,183
                                                              --------------
    Total investment income                                          637,325
                                                              --------------
EXPENSES
Investment advisory fee                                               35,019
Distribution fee, Class A                                                416
Distribution fee, Class B                                              1,468
Distribution fee, Class C                                                759
Financial agent                                                       57,015
Transfer agent                                                        47,732
Registration                                                          34,649
Professional                                                          22,398
Printing                                                              15,781
Trustees                                                              14,032
Custodian                                                              7,813
Miscellaneous                                                          1,794
                                                              --------------
    Total expenses                                                   238,876
    Less expenses borne by the advisor                              (185,168)
                                                              --------------
    Net expenses                                                      53,708
                                                              --------------
NET INVESTMENT INCOME                                                583,617
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (159,654)
Net realized loss on foreign currency transactions                      (923)
Net change in unrealized appreciation (depreciation) on
  investments                                                     (1,069,496)
                                                              --------------
NET LOSS ON INVESTMENTS                                           (1,230,073)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $     (646,456)
                                                              --------------
                                                              --------------

                       See Notes to Financial Statements                      55

Phoenix Strategic Income Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended       Year Ended
                                                     November 30,     November 30,
                                                         1998             1997
                                                    --------------   --------------
FROM OPERATIONS
  Net investment income                             $     583,617    $     466,575
  Net realized gain (loss)                               (160,577)         251,177
  Net change in unrealized appreciation
    (depreciation)                                     (1,069,496)        (194,058)
                                                    --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                      (646,456)         523,694
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X                         (555,887)        (459,335)
  Net investment income, Class A                          (14,411)              --
  Net investment income, Class B                          (13,521)              --
  Net investment income, Class C                           (6,781)              --
  Net realized gains, Class X                            (241,425)         (72,586)
  Net realized gains, Class A                                  --               --
  Net realized gains, Class B                                  --               --
  Net realized gains, Class C                                  --               --
                                                    --------------   --------------

  DECREASE IN NET ASSETS RESULTING FROM
    DISTRIBUTIONS TO SHAREHOLDERS                        (832,025)        (541,921)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (0 and 27,068
    shares, respectively)                                      --          263,374
  Net asset value of shares issued from
    reinvestment of distributions
    (87,775 and 54,582 shares, respectively)              797,305          541,924
  Cost of shares repurchased (30,675 and 27,376
    shares, respectively)                                (300,006)        (273,623)
                                                    --------------   --------------
Total                                                     497,299          531,675
                                                    --------------   --------------
CLASS A
  Proceeds from sales of shares (52,172 and 0
    shares, respectively)                                 490,240               --
  Net asset value of shares issued from
    reinvestment of distributions
    (1,541 and 0 shares, respectively)                     13,240               --
  Cost of shares repurchased (30,880 and 0 shares,
    respectively)                                        (234,729)              --
                                                    --------------   --------------
Total                                                     268,751                0
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (38,952 and 0
    shares, respectively)                                 370,835               --
  Net asset value of shares issued from
    reinvestment of distributions
    (863 and 0 shares, respectively)                        7,274               --
  Cost of shares repurchased (11,785 and 0 shares,
    respectively)                                        (107,605)              --
                                                    --------------   --------------
Total                                                     270,504                0
                                                    --------------   --------------
CLASS C
  Proceeds from sales of shares (24,153 and 0
    shares, respectively)                                 209,622               --
  Net asset value of shares issued from
    reinvestment of distributions
    (807 and 0 shares, respectively)                        6,779               --
  Cost of shares repurchased (10,369 and 0 shares,
    respectively)                                         (78,932)              --
                                                    --------------   --------------
Total                                                     137,469                0
                                                    --------------   --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS        1,174,023          531,675
                                                    --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS                  (304,458)         513,448
NET ASSETS
  Beginning of period                                   6,480,130        5,966,682
                                                    --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET
    INVESTMENT INCOME OF $23,078 AND $14,837,
    RESPECTIVELY)                                   $   6,175,672    $   6,480,130
                                                    --------------   --------------
                                                    --------------   --------------

56                     See Notes to Financial Statements

Phoenix Strategic Income Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS X
                                        ----------------------------------------------------------------------
                                                                YEAR ENDED NOVEMBER 30
                                        ----------------------------------------------------------------------
                                              1998           1997           1996           1995           1994
Net asset value, beginning of period    $     9.99     $    10.03     $     9.45     $     8.97     $    10.12
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.83(2)        0.74(2)(8)       0.78(2)       0.91(2)       0.63(2)
  Net realized and unrealized gain
    (loss)                                   (1.62)          0.09           0.59           0.51          (1.13)
                                             -----          -----          -----          -----          -----
      TOTAL FROM INVESTMENT
        OPERATIONS                           (0.79)          0.83           1.37           1.42          (0.50)
                                             -----          -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                   (0.82)         (0.75)         (0.79)         (0.94)         (0.59)
  Dividends from net realized gains          (0.37)         (0.12)            --             --          (0.06)
                                             -----          -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                    (1.19)         (0.87)         (0.79)         (0.94)         (0.65)
                                             -----          -----          -----          -----          -----
Change in net asset value                    (1.98)         (0.04)          0.58           0.48          (1.15)
                                             -----          -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD          $     8.01     $     9.99     $    10.03     $     9.45     $     8.97
                                             -----          -----          -----          -----          -----
                                             -----          -----          -----          -----          -----
Total return(1)                              (8.63)%         8.58%         15.32%         16.65%         (5.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                               $5,653         $6,480         $5,967         $5,170         $1,780
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          0.72%(6)       0.65%          0.65%          0.65%          0.65%
  Net investment income                       8.92%(6)       7.45%          8.11%          7.60%          6.64%
Portfolio turnover                             138%           194%           231%           618%           124%

                                         CLASS A                       CLASS B                       CLASS C
                                        ----------                    ----------                    ----------
                                           FROM                          FROM                          FROM
                                        INCEPTION                     INCEPTION                     INCEPTION
                                        3/27/98 TO                    3/27/98 TO                    3/27/98 TO
                                         11/30/98                      11/30/98                      11/30/98
                                        ----------                    ----------                    ----------
Net asset value, beginning of period    $     9.78                    $     9.78                    $     9.78
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.55(3)(8)                    0.50(4)(8)                    0.50(5)(8)
  Net realized and unrealized gain
    (loss)                                   (1.79)                        (1.77)                        (1.76)
                                             -----                         -----                         -----
      TOTAL FROM INVESTMENT
        OPERATIONS                           (1.24)                        (1.27)                        (1.26)
                                             -----                         -----                         -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                   (0.55)                        (0.53)                        (0.53)
  Dividends from net realized gains             --                            --                            --
                                             -----                         -----                         -----
      TOTAL DISTRIBUTIONS                    (0.55)                        (0.53)                        (0.53)
                                             -----                         -----                         -----
Change in net asset value                    (1.79)                        (1.80)                        (1.79)
                                             -----                         -----                         -----
NET ASSET VALUE, END OF PERIOD          $     7.99                    $     7.98                    $     7.99
                                             -----                         -----                         -----
                                             -----                         -----                         -----
Total return(1)                             (12.89)%(7)                   (13.25)%(7)                   (13.15)%(7)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                                 $183                          $224                          $117
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          1.00%(6)                      1.75%(6)                      1.75%(6)
  Net investment income                       8.79%(6)                      8.37%(6)                      8.47%(6)
Portfolio turnover                             138%(7)                       138%(7)                       138%(7)

(1)  Maximum sales charges are not included in total return calculation.
(2) Includes reimbursement of operating expenses by investment adviser of $0.26, $0.22, $0.15, $0.40, $0.34 and $0.35, respectively.
(3) Includes reimbursement of operating expenses by investment adviser of $0.20.
(4) Includes reimbursement of operating expenses by investment adviser of $0.20.
(5) Includes reimbursement of operating expenses by investment adviser of $0.20.
(6)  Annualized.
(7)  Not annualized.
(8)  Computed using average shares outstanding.

                       See Notes to Financial Statements                      57

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix Multi-Portfolio Fund ("the Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, six Portfolios are offered for sale: Tax-Exempt Bond Portfolio, Mid Cap Portfolio, International Portfolio, Real Estate Securities Portfolio, Emerging Markets Bond Portfolio, and Strategic Income Portfolio (formerly the Diversified Income Portfolio.) Each Portfolio has distinct investment objectives. The Tax-Exempt Bond Portfolio seeks as high a level of current income exempt from federal income taxation as is consistent with preservation of capital. The Mid Cap Portfolio seeks as its investment objective long-term appreciation of capital. The International Portfolio seeks a high total return consistent with reasonable risk through investment in an internationally diversified portfolio of equity securities. The Real Estate Securities Portfolio seeks capital appreciation and income with approximately equal emphasis. The Emerging Markets Bond Portfolio seeks to achieve high current income with a secondary objective of long-term capital appreciation. The Strategic Income Portfolio seeks to maximize current income by investing in debt securities, with a secondary objective of capital appreciation.

  The Trust offers both Class A and Class B shares on each Portfolio and one additional class of shares Class C on Emerging Markets Bond Portfolio and Class C and Class X on the Strategic Income Portfolio. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Class X are currently closed to new investors. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Portfolio are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is notified. Realized gains and losses are determined on the identified cost basis. The Trust does not amortize premiums but does amortize discounts except for the Tax-Exempt Bond Portfolio which amortizes both premiums and discounts over the life of the respective securities using the effective interest method.

C. INCOME TAXES:

  Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute substantially all of its taxable and tax-exempt income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  The Mid Cap Portfolio, the Emerging Markets Bond Portfolio, the International Portfolio and the Strategic Income Portfolio may enter

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998 (CONTINUED)

into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Portfolio as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Each Portfolio (other than the Real Estate Securities Portfolio) may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS:

  Each Portfolio (other than the Real Estate Securities Portfolio), may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  Each Portfolio will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  The Portfolios may purchase options which are included in the Portfolio's Schedule of Investments and subsequently marked to market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. LOAN AGREEMENTS:

  The Trust may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Trust's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Trust generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Trust may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Trust purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

J. SECURITY LENDING:

  The Trust (with the exception of the Real Estate Securities Portfolio) loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian) and Brown Brothers, Harriman, custodian for the International Portfolio. Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At November 30, 1998, the Trust had the following market value of security loans and collateral:

                                            Value of
                                           Securities   Value of
                                            on Loan    Collateral
                                           ----------  ----------
Mid Cap Portfolio........................  $6,719,029  $6,957,460

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998 (CONTINUED)

K. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.

L. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Advisers, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Insurance Company ("PHL"), and Duff & Phelps Investment Management ("DPIM") Co., an indirect wholly-owned subsidiary of PHL, the Adviser for the Real Estate Securities Portfolio, are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Portfolio:

                                             1st          $1-2        $2+
                                          $1 Billion    Billion     Billion
                                         ------------  ----------  ----------
Tax-Exempt Bond Portfolio..............        0.45%        0.40%       0.35%
Mid Cap Portfolio......................        0.75%        0.70%       0.65%
International Portfolio................        0.75%        0.70%       0.65%
Real Estate Securities Portfolio.......        0.75%        0.70%       0.65%
Emerging Markets Bond Portfolio........        0.75%        0.70%       0.65%
Strategic Income Portfolio.............        0.55%        0.50%       0.45%

  The respective Advisers have agreed to reimburse the Real Estate Securities Portfolio and the Strategic Income Portfolio to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceed 1.30% and 1.00%, respectively, of the average daily net assets for Class A shares, and 2.05% and 1.75%, for Class B shares and 1.75% and 0.75% for Class C and Class X of Strategic Income Portfolio, respectively. Prior to March 27, 1998, the advisory and reimbursement rates for Strategic Income Portfolio Class X were 0.50% and 0.65%, respectively.

  Effective October 27, 1998, Seneca Capital Management LLC ("Seneca") was appointed subadvisor to the Phoenix Mid Cap Portfolio, a majority of the equity interests of Seneca is owned by Phoenix Investment Partners, Ltd. For its services, Seneca is paid a fee by the Adviser ranging from 0.375% through 0.20% of the average daily net assets of the Phoenix Mid Cap Portfolio.

  Effective October 27, 1998, Aberdeen Fund Managers, Inc. ("Aberdeen") was appointed subadvisor to the Phoenix International Portfolio, Aberdeen is a subsidiary of Aberdeen Asset Management PLC. For its services, Aberdeen is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the Phoenix International Portfolio up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.

  Phoenix Equity Planning Corporation ("PEPCO") an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $122,184 for Class A shares and deferred sales charges of $422,549 for Class B shares and $318 for Class C shares for the year ended November 30, 1998. In addition, each Portfolio pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and Class C shares applied to the average daily net assets of each Portfolio. The distributor has advised the Trust that of the total amount expensed for the year ended November 30, 1998, $1,025,897 was retained by the Distributor and $1,404,016 was paid out to unaffiliated Participant and $278,168 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Trust, PEPCO received a fee for bookkeeping, administration, and pricing services through May 31, 1998, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee applied.

  Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended November 30, 1998, transfer agent fees were $1,130,180 of which PEPCO retained $526,661 which is net of fees paid to State Street.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998 (CONTINUED)

  At November 30, 1998 PHL and its affiliates held Phoenix Multi-Portfolio Fund shares which aggregated the following:

                                                      Aggregate
                                                      Net Asset
                                           Shares       Value
                                         ----------  ------------
Tax-Exempt Bond Portfolio
         --Class A.....................     163,803   $1,836,229
International
         --Class A.....................   1,521,314   24,310,598
Real Estate Securities Portfolio
         --Class A.....................     514,562    6,303,379
         --Class B.....................      12,290      149,814
Emerging Markets Bond Portfolio
         --Class A.....................   2,083,489   15,001,120
         --Class B.....................      17,508      124,832
         --Class C.....................       8,484       60,830
Strategic Income Portfolio
         --Class X.....................     699,738    5,604,901
         --Class A.....................      10,902       87,107
         --Class B.....................      10,870       86,743
         --Class C.....................      10,870       86,851

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended November 30, 1998 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                      Purchases        Sales
                                    -------------  -------------
Tax-Exempt Bond Portfolio.........  $  16,534,538  $  29,372,392
Mid Cap Portfolio.................  1,072,164,078  1,125,149,460
International Portfolio...........    204,714,991    175,987,086
Real Estate Securities
 Portfolio........................      5,551,422      8,306,157
Emerging Markets Bond Portfolio...    377,244,699    388,087,244
Strategic Income Portfolio........      8,497,008      7,675,230

  Purchase and sales of U.S. Government and agency securities during the year ended November 30, 1998, aggregated the following:

                                              Purchases    Sales
                                              ---------  ---------
Strategic Income Portfolio..................  $ 807,704  $ 967,484

  At November 30, 1998, the Tax-Exempt Bond Portfolio had entered into futures contracts as follows:

                                             Value of
                                            Contracts     Market        Net
                               Number of       when      Value of   Unrealized
Description                    Contracts      Opened    Contracts   Depreciation
---------------------------  -------------  ----------  ----------  -----------
U.S. Treasury Bond Dec 98
 (Short)...................            8    $1,009,191  $1,038,750   $ (29,559)

  Written option activity for the year ended November 30, 1998 aggregated the following:

                                                   Call Options
                                             ------------------------
                                              Number of     Amount
Emerging Markets Bond Portfolio                Options    of Premiums
-------------------------------------------  -----------  -----------
Options outstanding at November 30, 1997...          --    $      --
Options written............................        21.0       84,804
Options canceled in closing purchase
 transactions..............................        (5.0)     (36,547)
Options expired............................       (16.0)     (48,257)
Options exercised..........................          --           --
                                                    ---   -----------
Options outstanding at November 30, 1998...          --    $      --
                                                    ---   -----------
                                                    ---   -----------

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts. Given the uncertain economic condition of Russia and the defaults that have occurred, there is no guarantee that continued payments on Russian government bonds will be made.

5. CAPITAL LOSS CARRYOVERS

  The following Portfolios have capital loss carryforwards which may be used to offset future capital gains.

                                  Strategic   Emerging      Real
Expiration Date      Tax-Exempt    Income      Markets     Estate
-------------------  -----------  ---------  -----------  ---------
2006...............   $ 381,648   $ 154,841  $42,735,153  $  70,513
                     -----------  ---------  -----------  ---------
  Total............   $ 381,648   $ 154,841  $42,735,153  $  70,513
                     -----------  ---------  -----------  ---------
                     -----------  ---------  -----------  ---------

6. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Portfolios of the Trust have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Portfolios and are designed generally to present undistributed income and realized gains on a tax basis which is

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998 (CONTINUED)

considered to be more informative to the shareholder. As of November 30, 1998, the Portfolios recorded the following reclassifications to increase (decrease) the accounts listed below:

                              Undistributed    Accumulated        Capital paid
                                   net         net realized       in on shares
                               investment          gain          of beneficial
                                 income           (loss)            interest
                              -------------  ----------------   ----------------
Tax-Exempt Bond Portfolio...  $    479,932   $         51,664   $      (531,596)
Mid Cap Portfolio...........       467,524           (467,524)               --
International Portfolio.....       525,955           (525,955)               --
Emerging Markets Bond
  Portfolio.................    (3,921,630 )        3,921,630                --
Strategic Income
  Portfolio.................        15,224            (16,732)            1,508

TAX NOTICE (UNAUDITED)

  For the fiscal year ended November 30, 1998, the Tax-Exempt Bond Portfolio distributed $5,465,095 of exempt-interest dividends.

  For the fiscal year ended November 30, 1998, the following Portfolios distributed long-term capital gains dividends as follows:

                                              28%         20%
                                          -----------  ----------
Tax-Exempt Bond Portfolio...............  $    94,830          --
Mid Cap Portfolio.......................   14,325,003  $8,224,856
International Portfolio.................    8,680,892   4,099,040
Real Estate Securities Portfolio........    1,022,237   1,500,701
Emerging Markets Bond Portfolio.........      420,839          --
Strategic Income Portfolio..............       33,264       4,400

    This report is not authorized for distribution to prospective investors in the Phoenix Multi-Portfolio Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders of
Phoenix Multi-Portfolio Fund

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax-Exempt Bond Portfolio, the Mid Cap Portfolio, the International Portfolio, the Real Estate Securities Portfolio, the Emerging Markets Bond Portfolio and the Strategic Income Portfolio (formerly Diversified Income Portfolio) (constituting series of the Phoenix Multi-Portfolio Fund, hereafter referred to as the "Fund") at November 30, 1998 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodians and brokers provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
January 21, 1999

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

A special meeting of Shareholders of the Phoenix International Portfolio of Phoenix Multi-Portfolio Fund was held on October 27, 1998 to approve the following matter:

    1. Approval of a subadvisory agreement with Aberdeen Fund Managers, Inc.

On the record date for this meeting there were 5,848,931 shares outstanding and 50.13% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                             FOR       AGAINST     ABSTAIN
                                          ---------   ---------   ---------
1. Approval of investment subadvisory
  agreement                               5,376,525     132,631     339,775

A special meeting of Shareholders of the Phoenix Mid Cap Portfolio of Phoenix Multi-Portfolio Fund was held on October 27, 1998 to approve the following matter:

    1. Approval of a subadvisory agreement with Seneca Capital Management LLC.

On the record date for this meeting there were 8,784,306 shares outstanding and 56.22% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                             FOR       AGAINST     ABSTAIN
                                          ---------   ---------   ---------
1. Approval of investment subadvisory
  agreement                               7,613,064     281,207     890,035

PHOENIX MULTI-PORTFOLIO FUND
101 Munson Street
Greenfield, MA 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
Gail P. Seneca, Senior Vice President
James D. Wehr, Senior Vice President
David L. Albrycht, Vice President
Timothy M. Heaney, Vice President
Ron K. Jacks, Vice President
William E. Keen, III, Vice President
Peter S. Lannigan, Vice President
Richard D. Little, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Michael Schatt, Vice President
Pierre G. Trinque, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISERS
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT 06115-0480

Duff & Phelps Investment Management Co.
(Real Estate Securities Portfolio)
55 East Monroe Street, Suite 3600
Chicago, IL 60603

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

CUSTODIANS
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Brown Brothers Harriman & Co.
(International Portfolio)
40 Water Street
Boston, MA 02109

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926

Internet access:
www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION
PO Box 2200                                                       PRESORTED
Enfield CT 06083-2200                                            U.S. Postage
                                                                     PAID
                                                                Springfield, MA
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